UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21763

Name of Fund: Managed Account Series
Global SmallCap Portfolio
High Income Portfolio
Mid Cap Value Opportunities Portfolio
U.S. Mortgage Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, Managed
Account Series, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2010

Date of reporting period: 04/30/2010

Item 1 – Report to Stockholders

Managed Account Series

ANNUAL REPORT I APRIL 30, 2010

U.S. Mortgage Portfolio

High Income Portfolio

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the period ended with high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe, concerns over the strength of the economic recovery and uncertainty surrounding the future of interest rate policies. Additionally, as the period drew to a close, the increasing likelihood of more stringent financial market regulations added to the overall sense of investment uncertainty. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. There have been several corrections along the way and volatility levels have remained elevated — reflections of mixed economic data, lingering deflation issues (especially in Europe) and uncertainty surrounding financial regulations. On balance, however, improving corporate revenues and profits and a positive macro backdrop helped push stock prices higher over the last twelve and six months. From a geographic perspective, US equities have outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down.

Within fixed income markets, yields have been moving unevenly as improving economic conditions have been acting to push Treasury yields higher
(and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close,
Treasury yields were falling as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. Over the course of the last twelve and six months, however, Treasuries underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds slightly outperformed taxable sectors over both the six- and twelve-month periods thanks to continued high demand levels, but have continued to face the headwinds of ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an
“extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of April 30, 2010	6-month	12-month
US equities (S&P 500 Index)	15.66%	38.84%
Small cap US equities (Russell 2000 Index)	28.17	48.95
International equities (MSCI Europe, Australasia, Far East Index)	2.48	34.43
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.15
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(0.54)	(1.32)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	2.54	8.30
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.68	8.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	11.60	42.53

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder®
magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of April 30, 2010 U.S. Mortgage Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

• Portfolio results outperformed that of the benchmark Barclays Capital US
Mortgage-Backed Securities (MBS) Index for the 12-month period ended
April 30, 2010.

• The Barclays Capital US MBS Index is the de facto benchmark used for fund reporting purposes. The Portfolio compares its performance against the Barclays Capital US MBS Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the
Portfolio’s performance to that of the benchmark will differ from com-
parisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

• Out-of-index exposure to non-agency mortgages benefited performance as all spread sectors rallied significantly throughout the period. The rally in non-agency mortgages was fueled by the support of the US govern-
ment, most notably through the creation of the Public-Private Investment
Program (PPIP) and its focus on legacy commercial mortgage-backed securities and non-agency mortgages.

• During the first half of the period, an underweight in agency MBS detracted from performance. Still, the out-of-index exposure to non-
agency mortgages more than made up for the underweight in agency
MBS relative to the benchmark.

Describe recent portfolio activity.

• Overall, the Portfolio increased its exposure to agency MBS as the sector continues to benefit from improving fundamentals and positive supply/demand dynamics. During the 12 months, the Portfolio was active in trading its agency mortgage allocation along both maturities and coupons. We gradually reduced exposure to 15-year pools as volatility decreased, and instead invested in longer-dated, 30-year issues. We also actively traded within the non-agency mortgage sector, taking advantage of the rally to sell bonds we had less confidence in and replacing them with better-performing securities. This essentially upgraded the quality of the Portfolio’s holdings while maintaining expo-
sure to the sector.

Describe portfolio positioning at period end.

• At period end, the Portfolio had a majority of its assets invested in agency mortgages, with a bias toward 30-year pass-throughs. The
Portfolio held an overweight in 4.5% coupon mortgages, as technicals remain favorable as a result of the Federal Reserve’s mortgage purchase program and Fannie Mae/Freddie Mac delinquent loan buyout program.
The Portfolio also held a slight overweight in higher-coupon pools (6.0%
and 6.5%) that provide attractive income, as well as relatively low pre-
payment levels despite low absolute mortgage rates. Finally, the Portfolio maintained its non-index exposure to non-agency mortgages, focusing specifically on Alt-A issues that are senior in the capital structure and backed by strong collateral.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
	Percent of		Percent of
	Long-Term		Long-Term
Portfolio Composition	Investments	Credit Quality Allocations[1]	Investments
U.S. Government Sponsored Agency Securities	80%	AAA/Aaa[2]	88%
Non-Agency Mortgage-Backed Securities	10	AA/Aa	1
Asset-Backed Securities	6	A	1
U.S. Treasury Obligations	4	BBB/Baa	1
		BB/Ba	1
		B	2
		CCC/Caa	3
		Not Rated	3

1 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service
(“Moody’s”) ratings.
2 Includes U.S. Government Sponsored Agency Securities and U.S. Treasury
Obligations which are deemed AAA/Aaa by the investment advisor.

4 MANAGED ACCOUNT SERIES

APRIL 30, 2010

U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 The Portfolio invests primarily in mortgage-related securities.
3 This unmanaged index includes the mortgage-backed pass through securities of the Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.
4 Commencement of operations.

Performance Summary for the Period Ended April 30, 2010
	Standardized	6-Month	Average Annual Total Returns[5]
	30-Day Yield	Total Returns	1 Year	Since Inception[6]
U.S. Mortgage Portfolio	4.62%	5.33%	15.52%	6.65%
Barclays Capital US Mortgage-Backed Securities Index	—	2.01	5.54	6.20

5 See “About Fund Performance” on page 12.
6 The Portfolio commenced operations on July 29, 2005.

Past performance is not indicative of future results.

Expense Example
		Actual			Hypothetical[9]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2009	April 30, 2010	During the Period	November 1, 2009	April 30, 2010	During the Period
U.S. Mortgage Portfolio
(including interest expense)[7]	$1,000	$1,053.30	$0.05	$1,000	$1,024.75	$0.05
U.S. Mortgage Portfolio
(excluding interest expense)[8]	$1,000	$1,053.30	$0.00	$1,000	$1,024.80	$0.00

7 Expenses are equal to the Portfolio’s annualized expense ratio of 0.01%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
8 Expenses are equal to the Portfolio’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
9 Hypothetical 5% semi-annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Fund Summary as of April 30, 2010 High Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

• The Portfolio outperformed the Barclays Capital US Corporate High Yield
2% Issuer Capped Index for the 12-month period ended April 30, 2010.

• The Barclays Capital US Corporate High Yield 2% Issuer Capped
Index is the de facto benchmark used for fund reporting purposes.
The Portfolio compares its performance against the Barclays Capital
US Corporate High Yield 2% Issuer Capped Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the
Portfolio’s performance to that of the benchmark will differ from com-
parisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

• Security selection in the automobiles, media-cable and aerospace &
defense industries boosted Portfolio returns for the period. The Portfolio’s moderate allocation to lower-quality credits also benefited performance, as lower-quality credits outperformed their higher-quality counterparts.
Additionally, Portfolio results were positively impacted by select special situations in which distressed issuers held in the Portfolio successfully restructured their debt.

• Conversely, the Portfolio’s underweight in financial issuers, including those in the life insurance and brokerages areas, and its overweight in the wireless sector reduced returns.

Describe recent portfolio activity.

• During the period, the Portfolio participated in the robust high yield new-issue calendar by purchasing attractive credits coming to market that exhibited strong risk/reward profiles and good fundamentals, as well as solid cash flows and earnings. The Portfolio also continued to add new senior-secured bond deals coming via the primary market.
Additionally, the Portfolio reduced exposure to lower-quality credits, as a surge in valuations over the 12 months diminished the relative value of these credits, making them less attractive.

• On a sector basis, the Portfolio increased its exposure to the advertising, non-captive diversified and packaging sub-industries, while reducing exposure to the independent energy industry.

Describe portfolio positioning at period end.

• At period end, the Portfolio maintains a moderate allocation to bank loans and convertible bonds, as well as a small amount of equity securities, which it received as a result of debt restructurings. On a sector basis, the Portfolio was overweight in automobiles, packaging and paper, and it was underweight in health care, gaming and informa-
tion technology.

• Overall, we remain very constructive on high yield and hold the opinion that the asset class is attractively priced for a slow, structural recovery in 2010. Historically, high yield has performed superbly in post-
economic-recessionary periods. We believe the ability of high yield to offer attractive yields with minimal duration risk, as well as its potential to provide "equity-like returns," make the asset class a great way to play the economic recovery.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
	Percent of		Percent of
	Long-Term		Long-Term
Portfolio Composition	Investments	Credit Quality Allocations[1]	Investments[2]
Corporate Bonds	87%	BBB/Baa	3%
Floating Rate Loan Interests	8	BB/Ba	37
Other Interests	2	B	45
Common Stocks	2	CCC/Caa	9
Preferred Securities	1	Not Rated	6

1 Using the higher of S&P’s or Moody’s ratings.
2 Excludes floating rate loan interests.

6 MANAGED ACCOUNT SERIES

APRIL 30, 2010

High Income Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 The Portfolio normally invests more than 90% of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.
3 This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.
4 Commencement of operations.

Performance Summary for the Period Ended April 30, 2010
	Standardized	6-Month	Average Annual Total Returns[5]
	30-Day Yield	Total Returns	1 Year	Since Inception[6]
High Income Portfolio	7.89%	14.68%	49.58%	8.77%
Barclays Capital US Corporate High Yield 2% Issuer Capped Index	—	11.60	42.53	7.80
[5] See “About Fund Performance” on page 12.
[6] The Portfolio commenced operations on July 29, 2005.
Past performance is not indicative of future results.

Expense Example
		Actual			Hypothetical[9]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2009	April 30, 2010	During the Period	November 1, 2009	April 30, 2010	During the Period
High Income Portfolio
(including interest expense)[7]	$1,000	$1,146.80	$0.05	$1,000	$1,024.75	$0.05
High Income Portfolio
(excluding interest expense)[8]	$1,000	$1,146.80	$0.00	$1,000	$1,024.80	$0.00

7 Expenses are equal to the Portfolio’s annualized expense ratio of 0.01%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
8 Expenses are equal to the Portfolio’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
9 Hypothetical 5% semi-annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Fund Summary as of April 30, 2010 Global SmallCap Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

• For the 12-month period ended April 30, 2010, the Portfolio underper-
formed the MSCI World Small Cap Index, while it outperformed the MSCI
World Index.

• The MSCI World Small Cap Index and MSCI World Index are the de facto benchmarks used for fund reporting purposes. The Portfolio compares its performance against the MSCI World Small Cap Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Portfolio's performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the sepa-
rately managed accounts.

What factors influenced performance?

• The Portfolio’s broad positioning detracted from performance, as invest-
ments were tilted toward higher-quality companies with better liquidity characteristics, which underperformed relative to lower-quality, less-liquid names. On a sector basis, negative stock selection effects were particu-
larly pronounced within information technology (IT) and financials, while holdings in energy and health care also underperformed. Additionally, the Portfolio began the period with an overweight allocation to cash, which proved to be a drag on performance until it was deployed.

• On the positive side, the Portfolio benefited from an underweight in the utilities sector, as well as security selection in consumer staples.

Describe recent portfolio activity.

• The Portfolio’s cash position was significantly reduced during the period, with funds being deployed in the materials, IT and health care sectors, as well as select consumer industries. Financials exposure was moder-
ately reduced.

Describe portfolio positioning at period end.

• At period end, we regard the Portfolio’s positioning as neither aggressive nor defensive. This is due to our belief that while economic conditions appear to have bottomed, the recovery should be muted relative to recoveries from previous recessions. Thus, the Portfolio is overweight in higher-quality cyclical areas, such as IT and materials, while it is under-
weight in more leveraged cyclicals, such as industrials and consumer discretionary. We believe that stock selection will play a critical role in generating outperformance in 2010. Our investment stance is geared toward investing in high-quality companies with solid business models that will be able to take advantage of the current economic environment.
While this positioning has hampered performance in the very short term, we expect it to be beneficial as 2010 progresses.

• At period end, the Portfolio is overweight in the IT and materials sectors;
underweight in industrials, financials and consumer discretionary; and
approximately neutral in the remaining sectors. The Portfolio remains diversified globally, with an overweight in emerging markets coming at the expense of allocations to the United States and Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
	Percent of		Percent of
	Long-Term		Long-Term
Ten Largest Holdings	Investments	Geographic Allocations	Investments
Rheinmetall AG	1%	United States	49%
Urban Outfitters, Inc.	1	United Kingdom	8
Guess?, Inc.	1	Japan	6
ITC Holdings Corp.	1	Germany	6
Phillips-Van Heusen Corp.	1	Canada	6
Ryanair Holdings Plc — ADR	1	Switzerland	2
Avago Technologies Ltd.	1	Singapore	2
Timken Co.	1	Australia	2
Delhaize Group	1	France	2
Cullen/Frost Bankers, Inc.	1	Hong Kong	2
		Other[1]	15

1 Other includes investments in each country as follows: Norway, Italy, Cayman
Islands, India, Ireland, China, Austria, Belgium, Israel, South Korea, Taiwan,
Finaland, Bermuda, Brazil and Spain.

8 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 The Portfolio invests primarily in small capitalization companies including emerging growth companies.
3 This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large, medium and small capitalization companies in 23 countries, including the United States.
4 This unmanaged broad-based Index is comprised of small capitalization companies from 23 developed markets.
5 Commencement of operations.

Performance Summary for the Period Ended April 30, 2010
	6-Month	Average Annual Total Returns[6]
	Total Returns	1 Year	Since Inception[7]
Global SmallCap Portfolio	17.25%	42.81%	6.99%
MSCI World Index	9.40	37.02	1.99
MSCI World Small Cap Index	19.58	54.32	3.65

6 See “About Fund Performance” on page 12.
7 The Portfolio commenced operations on August 2, 2005.
Past performance is not indicative of future results.

Expense Example
		Actual			Hypothetical[9]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2009	April 30, 2010	During the Period[8]	November 1, 2009	April 30, 2010	During the Period[8]
Global SmallCap Portfolio	$1,000	$1,172.50	$0.00	$1,000	$1,024.80	$0.00

8 Expenses are equal to the Portfolio’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
9 Hypothetical 5% semi-annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Fund Summary as of April 30, 2010 Mid Cap Value Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

• For the 12-month period ended April 30, 2010, the Portfolio outper-
formed its benchmark, the S&P MidCap 400 Value Index. The Portfolio also outperformed the S&P MidCap 400 Index, which was its benchmark prior to August 28, 2009.

• The S&P MidCap 400 Value Index and S&P MidCap 400 Index are the
de facto benchmarks used for fund reporting purposes. The Portfolio compares its performance against the S&P MidCap 400 Value Index.
However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

• Relative to the S&P MidCap 400 Value Index, Portfolio performance benefited from stock selection in the consumer discretionary, industrials and health care sectors. In consumer discretionary, positions in spe-
cialty retailers, including Limited Brands, Inc. and Urban Outfitters, Inc., contributed to relative performance as improving consumer spending trends boosted retail sales. Strong performance from direct marketer
Harte-Hanks, Inc. also aided results in the sector. Positive stock selec-
tion among machinery producers and construction & engineering firms benefited performance in the industrials sector. Notable individual con-
tributors included mining equipment maker Joy Global Inc. and ball bearing and specialty steel producer The Timken Company. In health care, the Portfolio’s holdings in biotechnology and health care equip-
ment makers outperformed.

• Stock selection in the information technology (IT) and financials sectors detracted from relative performance during the period. In IT, outperfor-

mance from the Portfolio’s communications equipment and IT services holdings was overshadowed by relative weakness among electronic equipment makers and semiconductor-related names, including Anixter
International Inc. and RF Micro Devices, Inc. In financials, returns were hampered by an underweight in real estate investment trusts (REITs), which performed strongly, and disappointing stock selection among capital markets names.

• The Portfolio’s cash holdings proved to be the greatest source of underperformance relative to the benchmark during the period, given the strong upward move in equity prices. The Portfolio’s cash position averaged 3.5% of net assets over the 12 months, and ended the period at 1.3%.

Describe recent portfolio activity.

• During the 12 months, we increased Portfolio exposure in the financials sector by adding several new insurance, REIT and commercial bank holdings. We also added more modestly to the Portfolio’s weighting in utilities, with new positions established in Hawaiian Electric Industries,
Inc. and NSTAR.

• Conversely, we reduced Portfolio allocations within the IT sector, trimming select holdings in the software, IT services and communica-
tions equipment areas.

Describe portfolio positioning at period end.

• Relative to the S&P MidCap 400 Value Index, the Portfolio ended the period overweight in the IT sector, primarily among software, semicon-
ductor and communications equipment makers, and overweight in the energy sector. Conversely, the Portfolio was underweight in industrials;
materials, particularly specialty chemicals producers; and financials, including REITs and capital markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
	Percent of		Percent of
	Long-Term		Long-Term
Ten Largest Holdings	Investments	Sector Allocation	Investments
Timken Co.	2%	Financials	27%
Pharmaceutical Product Development, Inc.	2	Information Technology	14
Kinetic Concepts, Inc.	2	Industrials	13
Coventry Health Care, Inc.	2	Consumer Discretionary	12
Whiting Petroleum Corp.	1	Health Care	9
Harte-Hanks, Inc.	1	Utilities	9
Health Net, Inc.	1	Energy	6
New York Community Bancorp, Inc.	1	Materials	5
Parker Hannifin Corp.	1	Consumer Staples	4
Avnet, Inc.	1	Telecommunication Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classification used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio manage-
ment. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

10 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 The Portfolio invests primarily in mid capitalization companies and follows an investing style that favors value investments.
3 This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the US market.
4 This unmanaged index measures the performance of the mid-capitalization value sector of the US equity market. It is a subset of the S&P
MidCap 400 Index and consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400 Index. The Portfolio now uses this index as its benchmark rather than the S&P MidCap 400 Index because it more accurately reflects the universe of securities in which the
Portfolio invests.
5 Commencement of operations.

Performance Summary for the Period Ended April 30, 2010
	6-Month	Average Annual Total Returns[6]
	Total Returns	1 Year	Since Inception[7]
Mid Cap Value Opportunities Portfolio	26.10%	50.68%	5.36%
S&P MidCap 400 Index	25.78	48.92	4.18
S&P MidCap 400 Value Index	27.33	49.78	3.47

6 See “About Fund Performance” on page 12.
7 The Portfolio commenced operations on August 2, 2005.
Past performance is not indicative of future results.

Expense Example
		Actual			Hypothetical[9]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2009	April 30, 2010	During the Period[8]	November 1, 2009	April 30, 2010	During the Period[8]
Mid Cap Value Opportunities Portfolio	$1,000	$1,261.00	$0.00	$1,000	$1,024.80	$0.00

8 Expenses are equal to the Portfolio’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
9 Hypothetical 5% semi-annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

About Fund Performance

None of the past results shown should be considered a representation of future performance. Current performance data may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month end.
Performance results do not reflect the deduction of taxes that a share-
holder would pay on fund distributions or the redemption of capital shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date for U.S. Mortgage Portfolio and

High Income Portfolio and on the ex-dividend date for Global SmallCap
Portfolio and Mid Cap Value Opportunities Portfolio. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The
Portfolios’ investment advisor waived all of its fees and reimbursed all direct expenses of the Portfolios except extraordinary expenses.
Without such waiver and reimbursement, the Portfolios’ returns would have been lower.

Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a)
expenses related to transactions, including sales charges and redemp-
tion fees; and (b) operating expenses including advisory fees, distribu-
tion fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which is based on a hypothetical investment of $1,000 invested on November 1, 2009 and held through
April 30, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses.
In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of own-
ing different funds. If these transactional expenses were included, share-
holder expenses would have been higher.

12 MANAGED ACCOUNT SERIES

APRIL 30, 2010

The Benefits and Risks of Leveraging

U.S. Mortgage Portfolio and High Income Portfolio may utilize leverage to seek to enhance its yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

U.S. Mortgage Portfolio and High Income Portfolio may utilize leverage through entering into reverse repurchase agreements and/or dollar rolls.
In general, the concept of leveraging is based on the premise that the cost of assets to be obtained through leverage will be based on short-
term interest rates, which normally will be lower than the income earned by a Portfolio on its longer-term portfolio investments. To the extent that the total assets of a Portfolio (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the
Portfolio’s shareholders will benefit from the incremental net income.

Furthermore, the value of a Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence a Portfolio’s NAV positively or negatively in addition to the impact on a Portfolio’s performance from leverage.

The use of leverage may enhance opportunities for increased income to a Portfolio and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolio’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, a Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A
Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securi-
ties or use certain types of hedging strategies. A Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce investment returns.

Derivative Financial Instruments

The Portfolios may invest in various derivative instruments, including financial futures contracts, swaps, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial State-
ments, which may constitute forms of economic leverage. Such inst-
ruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instru-
ment depends on the Manager’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inoppor-
tune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments April 30, 2010

U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)	Value
Asset-Backed Securities — 12.3%
AmeriCredit Automobile Receivables Trust,
Series 2008-1, Class A2, 4.28%, 6/06/12 (a) $	354	$ 357,275
Bayview Financial Acquisition Trust, Series 2006-C,
Class 2A2, 0.49%, 11/28/36 (a)	695	625,787
Capital Auto Receivables Asset Trust, Series 2007-4,
Class A4A, 5.30%, 5/15/14	1,500	1,577,199
Capital One Auto Finance Trust, Series 2006-B,
Class A4, 0.27%, 7/15/13 (a)	752	749,866
Countrywide Asset-Backed Certificates (a):
Series 2004-6, Class 2A4, 0.71%, 11/25/34	131	113,150
Series 2006-13, Class 3AV2, 0.41%, 1/25/37	234	166,146
Series 2006-22, Class 2A2, 0.37%, 5/25/47	1,720	1,504,412
Ford Credit Auto Lease Trust, Series 2010-A,
Class A2, 1.04%, 3/15/13 (b)	2,565	2,563,969
Harley-Davidson Motorcycle Trust, Series 2009-4:
Class A2, 1.16%, 10/15/12	925	926,636
Class A4, 2.40%, 7/15/14	3,000	3,054,263
Irwin Home Equity Corp., Series 2005-C, Class 1A1,
0.52%, 4/25/30 (a)	4	3,570
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2A, 0.38%, 4/25/37 (a)	74	72,386
Morgan Stanley ABS Capital I (a):
Series 2006-HE4, Class A4, 0.50%, 6/25/36	1,500	602,733
Series 2007-HE1, Class A2C, 0.41%, 11/25/36	215	78,069
Morgan Stanley Structured Trust, Series 2007-1,
Class A1, 0.34%, 6/25/37 (a)	524	488,227
Option One Mortgage Loan Trust, Series 2007-1,
Class 2A3, 0.40%, 1/25/37 (a)	215	91,482
Residential Asset Mortgage Products, Inc., Series
2007-RS2, Class A1, 0.38%, 5/25/37 (a)	532	504,381
SLM Student Loan Trust (a):
Series 2008-5, Class A3, 1.62%, 1/25/18	475	491,207
Series 2010-1, Class A, 0.65%, 3/25/25	785	784,998
Triad Auto Receivables Owner Trust, Series 2006-A,
Class A4, 4.88%, 4/12/13	303	310,450
World Omni Auto Receivables Trust, Series 2007-BA,
Class B, 5.98%, 4/15/15 (b)	775	813,417
Total Asset-Backed Securities — 12.3%		15,879,623
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 19.6%
Adjustable Rate Mortgage Trust, Series 2007-1,
Class 3A21, 6.07%, 3/25/37 (a)	670	611,755
Bank of America Mortgage Securities Inc. (a):
Series 2003-3, Class 2A1, 0.81%, 5/25/18	121	114,584
Series 2003-10, Class 1A6, 0.71%, 1/25/34	89	84,804

	Par
Non-Agency Mortgage-Backed Securities	(000)	Value
Collateralized Mortgage Obligations (continued)
BCAP LLC Trust, Series 2009-RR13, Class 21A1,
5.76%, 1/26/37 (a)(b)	$ 1,510	$ 1,510,007
Citigroup Mortgage Loan Trust, Inc., Series 2009-11,
Class 6A1, 1.61%, 10/25/35 (a)(b)	300	263,636
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	419	404,971
Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	435	437,869
Series 2004-28CB, Class 1A1, 5.50%, 1/25/35	532	501,059
Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	192	180,272
Series 2005-23CB, Class A15, 5.50%, 7/25/35	1,169	1,021,167
Series 2005-34CB, Class 1A6, 5.50%, 9/25/35	339	318,063
Series 2005-86, Class A8, 5.50%, 2/25/36	737	628,970
Series 2006-19CB, Class A15, 6.00%, 8/25/36	874	714,127
Series 2006-25CB, Class A1, 6.00%, 10/25/36	1,718	1,184,093
Series 2006-41CB, Class 1A3, 6.00%, 1/25/37	487	401,314
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37	757	518,534
Series 2008-2R, Class 2A1, 6.00%, 8/25/37	587	403,507
Series 2008-2R, Class 3A1, 6.00%, 8/25/37	814	559,792
Series 2008-2R, Class 4A1, 6.25%, 8/25/37	1,413	1,132,339
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB1, Class 2A,
3.32%, 5/20/34 (a)	510	429,844
Credit Suisse Mortgage Capital Certificates,
Series 2006-9, Class 3A1, 6.00%, 11/25/36	1,745	1,619,107
Deutsche Alt-A Securities, Inc. Alternate Loan Trust,
Series 2005-1, Class 1A1, 0.76%, 2/25/35 (a)	822	652,011
First Horizon Alternative Mortgage Securities,
Series 2005-FA1, Class 1A4, 5.50%, 3/25/35	293	250,800
GSR Mortgage Loan Trust:
Series 2006-0A1, Class 2A1,
0.45%, 8/25/46 (a)	1,991	1,624,313
Series 2007-4F, Class 1A1, 5.00%, 7/25/37	2,377	2,008,424
IndyMac INDA Mortgage Loan Trust, Series
2007-AR1, Class 3A1, 5.93%, 3/25/37 (a)	519	433,265
JPMorgan Mortgage Trust:
Series 2004-S2, Class 5A1, 5.50%, 12/25/19	395	402,537
Series 2006-S2, Class 2A2, 5.88%, 7/25/36	52	48,902
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-A3, Class 3A1, 5.69%, 5/25/36 (a)	202	146,342
Residential Accredit Loans, Inc.:
Series 2005-QS4, Class A3, 5.50%, 4/25/35	558	438,858
Series 2006-QS6, Class 1A2, 6.00%, 6/25/36	422	245,586
Series 2006-QS8, Class A1, 6.00%, 8/25/36	395	225,726
Series 2006-QS16, Class A7, 6.00%, 11/25/36	351	212,321
Series 2007-QS6, Class A1, 0.59%, 4/25/37 (a)	1,171	551,204
Series 2007-QS6, Class A2,
53.40%, 4/25/37 (a)	135	186,608

Portfolio Abbreviations
To simplify the listings of portfolio holdings in	ADR	American Depositary Receipts	FKA	Formerly Known As
the Schedules of Investments, the names and	BRL	Brazilian Real	GBP	British Pound
descriptions of many of the securities have been	CHF	Swiss Franc	LIBOR	London InterBank Offered Rate
abbreviated according to the following list:	CAD	Canadian Dollar	USD	US Dollar
	DKK	Danish Krone	ZAR	South African Rand
	EUR	Euro
See Notes to Financial Statements.

14 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (continued)

U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

	Par
Non-Agency Mortgage-Backed Securities	(000)	Value
Collateralized Mortgage Obligations (concluded)
Structured Asset Securities Corp., Series 2005-5,
Class 2A4, 5.50%, 4/25/35	$ 1,895	$ 1,641,700
Thornburg Mortgage Securities Trust, Series 2006-5,
Class A1, 0.38%, 10/25/46 (a)	685	668,810
Wells Fargo Alternative Loan Trust, Series 2007-PA2,
Class 1A1, 6.00%, 6/25/37	2,961	2,406,088
Wells Fargo Mortgage Backed Securities Trust,
Series 2007-8, Class 2A2, 6.00%, 7/25/37	265	214,455
		25,397,764
Interest Only Collateralized Mortgage
Obligations — 0.2%
Banc of America Alternative Loan Trust, Series
2005-3, Class 1CB2, 4.56%, 4/25/35 (a)	2,076	178,529
Countrywide Alternative Loan Trust, Series
2005-9CB, Class 1A4, 4.53%, 5/25/35 (a)	796	68,402
		246,931
Total Non-Agency Mortgage-Backed Securities — 19.8%		25,644,695
U.S. Government Sponsored
Agency Securities
Collateralized Mortgage Obligations — 4.0%
Fannie Mae Mortgage-Backed Securities:
Series 2002-70, Class QG, 5.50%, 6/25/31	2,510	2,619,011
Series 2003-9, Class EA, 4.50%, 10/25/17	1,021	1,071,382
Freddie Mac Mortgage-Backed Securities:
Series 2411, Class FJ, 0.60%, 12/15/29 (a)	24	24,424
Series 3033, Class HE, 4.50%, 9/15/18	1,355	1,408,444
		5,123,261
Interest Only Collateralized Mortgage
Obligations — 0.8%
Ginnie Mae Mortgage-Backed Securities (a):
Series 2006-69, Class SD, 7.11%, 12/20/36	595	72,897
Series 2007-1, Class S, 5.73%, 1/20/37	1,528	148,436
Series 2007-5, Class SA, 7.12%, 2/20/37	2,388	294,328
Series 2007-8, Class SD, 5.96%, 3/20/37	746	71,749
Series 2007-40, Class SG, 6.44%, 7/20/37	1,779	175,329
Series 2007-45, Class QB, 6.15%, 7/20/37	1,552	159,711
Series 2009-26, Class SC, 5.95%, 1/16/38	1,505	163,938
		1,086,388
Mortgage-Backed Securities — 157.0%
Fannie Mae Mortgage-Backed Securities (c):
4.00%, 5/15/40	1,300	1,271,156
4.50%, 5/01/25 – 6/15/40	52,850	53,071,054
5.00%, 1/01/23 – 6/15/40 (d)	27,092	28,187,377
5.50%, 5/15/25 – 6/15/40	37,473	39,576,161
6.00%, 12/01/32 – 6/15/40	25,981	27,738,156
6.50%, 5/15/40 – 6/15/40	11,200	12,098,565

U.S. Government Sponsored	Par
Agency Securities	(000)	Value
Mortgage-Backed Securities (concluded)
Freddie Mac Mortgage-Backed Securities (c):
4.50%, 7/01/39 – 5/15/40	$ 2,343	$ 2,362,917
5.00%, 9/01/33 – 5/15/40	10,135	10,572,787
5.50%, 5/15/40	2,800	2,957,500
6.00%, 5/15/40	3,100	3,317,967
Ginnie Mae Mortgage-Backed Securities (c):
4.50%, 7/15/39 – 5/15/40	8,889	9,032,448
5.00%, 5/15/38 – 5/15/40	4,900	5,106,181
5.50%, 5/15/40	4,700	4,989,341
6.00%, 5/15/40	1,300	1,394,047
6.50%, 5/15/40	1,600	1,731,501
		203,407,158
Total U.S. Government Sponsored
Agency Securities — 161.8%		209,616,807
U.S. Treasury Obligations
U.S. Treasury Notes:
3.63%, 8/15/19	2,160	2,163,374
3.63%, 2/15/20	8,370	8,345,150
Total U.S. Treasury Obligations — 8.1%		10,508,524
Total Long-Term Investments
(Cost — $260,253,667) — 202.0%		261,649,649
	Beneficial
	Interest
Short-Term Securities	(000)
SSgA Prime Money Market, 0.06% (e)	8,854	8,853,929
Total Short-Term Securities
(Cost — $8,853,929) — 6.9%		8,853,929
Options Purchased	Contracts
Exchange-Traded Put Options — 0.0%
EuroDollar 1-Year Mid-Curve Options,
Strike Price USD 97.25, Expires 9/01/10	53	7,950
EuroDollar Future, Strike Price USD 98.75,
Expires 9/13/10	157	12,756
		20,706
Over-the-Counter Put Swaptions — 0.0%
Pay a fixed rate of 5.00% and receive a floating
rate based 3-month LIBOR, Expires 7/26/10,
Broker Credit Suisse International	35 (f)	11,621
Total Options Purchased
(Cost — $287,934) — 0.0%		32,327
Total Investments Before Outstanding TBA Sale Commitments
and Options Written (Cost — $269,395,530*) — 208.9%		270,535,905

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (continued)

U.S. Mortgage Portfolio

(Percentages shown are based on Net Assets)

	Par
TBA Sale Commitments (c)	(000)	Value
Fannie Mae Mortgage-Backed Securities:
4.50%, 5/01/25 – 6/15/40	$ 21,000	$ (21,170,633)
5.00%, 1/01/23 – 6/15/40	5,321	(5,507,302)
5.50%, 5/15/25 – 6/15/40	17,834	(18,779,121)
6.00%, 12/01/32 – 6/15/40	9,800	(10,463,029)
6.50%, 5/15/40 – 6/15/40	5,600	(6,054,126)
Freddie Mac Mortgage-Backed Securities,
5.00%, 9/01/33 – 5/15/40	7,500	(7,770,705)
Ginnie Mae Mortgage-Backed Securities,
4.50%, 7/15/39 – 5/15/40	8,800	(8,934,745)
Total TBA Sale Commitments
(Proceeds — $78,556,960) — (60.7)%		(78,679,661)
Options Written	Contracts
Exchange-Traded Put Options — (0.0)%
EuroDollar Future, Strike Price USD 98.25,
Expires 9/13/10	67	(2,094)
Over-the-Counter Call Swaptions — (0.1)%
Pay a fixed rate of 3.70% and receive a floating
rate based on 3-month LIBOR, Expires 7/26/10,
Broker Credit Suisse International	5 (f)	(65,165)
Over-the-Counter Put Swaptions — (0.0)%
Receive a fixed rate of 4.20% and pay a floating
rate based on 3-month LIBOR, Expires 7/26/10,
Broker Credit Suisse International	5 (f)	(25,425)
Total Options Written
(Premiums Received — $190,046) — (0.1)%		(92,684)
Total Investments, Net of Outstanding TBA Sale
Commitments and Options Written — 148.1%		191,763,560
Liabilities in Excess of Other Assets — (48.1)%		(62,249,989)
Net Assets — 100.0%		$129,513,571

* The cost and unrealized appreciation (depreciation) of investments, as of
April 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$269,474,406
Gross unrealized appreciation	$ 3,381,610
Gross unrealized depreciation	(2,320,111)
Net unrealized appreciation	$ 1,061,499

(a) Variable rate security. Rate shown is as of report date.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to quali-
fied institutional investors.

(c) Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Unrealized
Counterparty	Value	Appreciation
Barclays Capital	$ 3,401,689	$ 7,180
Citigroup Global Markets	$ 20,965,999	$ 102,561
Credit Suisse Securities	$ 10,962,577	$ 92,290
Deutsche Bank Securities Inc.	$ 3,328,625	$ 32,482
Goldman Sachs & Co.	$ 33,002,738	$ 265,775
Morgan Stanley & Co. Inc.	$ 532,526	$ 54,045
RBS Greenwich Capital	$ (3,159,843)	$ (30,277)

(d) All or a portion of security has been pledged as collateral in connection with swaps.

(e) Represents the current yield as of report date.
(f) One contract represents a notional amount of $1 million.
•	Investments in companies considered to be an affiliate of the Portfolio during the
	year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
	were as follows:
		Shares Held at	Net	Shares Held at
	Affiliate	April 30, 2009	Activity	April 30, 2010		Income
	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class		—	—*	— $	5,531
	* Represents net shares purchased/sold.
•	Financial futures contracts purchased as of April 30, 2010 were as follows:
						Unrealized
			Expiration	Notional		Appreciation
	Contracts	Issue	Date	Value		(Depreciation)
	62	2-Year U.S.
		Treasury Bond	June 2010	$13,489,980		$ (136)
	4	EuroDollars	June 2010	$ 996,583		(1,283)
	4	EuroDollars	December 2010	$ 991,982		(232)
	3	EuroDollars	December 2011	$ 732,797		1,903
	Total					$ 252
•	Financial futures contracts sold as of April 30, 2010 were as follows:
						Unrealized
			Expiration	Notional		Appreciation
	Contracts	Issue	Date	Value		(Depreciation)
	43	5-Year U.S.
		Treasury Bond	June 2010	$ 4,958,450		$ (23,503)
	85	10-Year U.S.
		Treasury Bond	June 2010	$ 9,974,031		(48,000)
	16	EuroDollars	September 2010	$ 3,978,454		2,854
	11	EuroDollars	March 2011	$ 2,717,529		(2,221)
	10	EuroDollars	June 2011	$ 2,461,807		(2,943)
	10	EuroDollars	September 2011	$ 2,452,745		(4,130)
	Total					$ (77,943)

See Notes to Financial Statements.

16 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (continued)							U.S. Mortgage Portfolio
•	Interest rate swaps outstanding as of April 30, 2010 were as follows:
					Notional	Unrealized
				Expiration	Amount	Appreciation
	Fixed Rate	Floating Rate	Counterparty	Date	(000)	(Depreciation)
	2.71%(a)	3-month LIBOR	Citibank NA	October 2010	$ 9,500	$ (102,649)
	1.20%(a)	3-month LIBOR	Morgan Stanley Capital
			Services, Inc.	May 2012	$15,300	—
	3.43%(b)	3-month LIBOR	JPMorgan Chase Bank NA	April 2013	$16,000	799,405
	4.28%(a)	3-month LIBOR	Citibank NA	June 2013	$ 7,000	(529,904)
	3.51%(a)	3-month LIBOR	UBS AG	October 2013	$33,100	(1,730,454)
	4.03%(b)	3-month LIBOR	UBS AG	October 2013	$26,100	1,821,103
	2.66%(b)	3-month LIBOR	Morgan Stanley Capital
			Services, Inc.	December 2013	$14,700	326,089
	2.34%(a)	3-month LIBOR	JPMorgan Chase Bank NA	January 2014	$14,200	(142,112)
	4.88%(a)	3-month LIBOR	Deutsche Bank AG	November 2017	$ 1,000	(108,656)
	4.89%(b)	3-month LIBOR	Deutsche Bank AG	November 2017	$ 500	54,634
	4.90%(a)	3-month LIBOR	Deutsche Bank AG	November 2017	$ 1,000	(109,879)
	4.40%(b)	3-month LIBOR	Citibank NA	May 2018	$ 1,000	73,952
	4.80%(b)	3-month LIBOR	Deutsche Bank AG	June 2018	$ 7,000	719,397
	4.87%(b)	3-month LIBOR	Deutsche Bank AG	June 2018	$ 7,000	751,269
	4.58%(a)	3-month LIBOR	Deutsche Bank AG	August 2018	$15,800	(1,358,580)
	4.22%(b)	3-month LIBOR	Citibank NA	October 2018	$ 2,200	128,920
	3.86%(a)	3-month LIBOR	Citibank NA	March 2020	$ 3,900	(70,334)
	3.82%(a)	3-month LIBOR	Royal Bank of Scotland Plc	April 2020	$ 4,000	(59,095)
	3.73%(b)	3-month LIBOR	Morgan Stanley Capital
			Services, Inc.	May 2020	$ 7,600	—
	Total					$ 463,106

(a) Pays fixed interest rate and receives floating rate.
(b) Pays floating interest rate and receives fixed rate.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (concluded)

U.S. Mortgage Portfolio

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio's own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other signifi-
cant accounting policies, please refer to Note 1 of the Notes to Financial
Statements.
The following tables summarize the inputs used as of April 30, 2010 in determin-
ing the fair valuation of the Portfolio’s investments:

Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term
Investments:
Asset-Backed
Securities	—	$ 15,066,206	$ 813,417	$ 15,879,623
Non-Agency
Mortgaged-
Backed
Securities	—	22,686,959	2,957,736	25,644,695
U.S Government
Sponsored
Agency
Securities	—	209,616,807	—	209,616,807
U.S. Treasury
Obligations	—	10,508,524	—	10,508,524
Short Term
Securities	$ 8,853,929	—	—	8,853,929
Liabilities:
Long-Term
Investments:
TBA Sale
Commitments	—	(78,679,661)	—	(78,679,661)
Total	$ 8,853,929	$179,198,835	$ 3,771,153	$191,823,917
Other Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	$ 25,463	$ 4,686,390	$ —	$ 4,711,853
Liabilities	(84,542)	(4,302,253)	—	(4,386,795)
Total	$ (59,079)	$ 384,137	$ —	$ 325,058

1 Other financial instruments are swaps, financial futures contracts and options. Financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Non-Agency
Asset-Backed Mortgage-Backed
	Securities	Securities	Total
Balance, as of April 30, 2009	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized
appreciation/depreciation[2]	—	—	—
Net purchases (sales)	—	—	—
Net transfers in/out of Level 3	$ 813,417	$ 2,957,736	$ 3,771,153
Balance, as of April 30, 2010	$ 813,417	$ 2,957,736	$ 3,771,153

2 Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreci-
ation on securities still held at April 30, 2010 was $0.

See Notes to Financial Statements.

18 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments April 30, 2010

High Income Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 0.6%
Lear Corp. (a)	5,760	$ 467,597
Chemicals — 0.3%
LyondellBassell Industries, Class A	6,729	150,057
LyondellBassell Industries, Class B	6,159	138,578
		288,635
Construction Materials — 0.0%
Nortek, Inc. (a)	490	23,030
Electrical Equipment — 0.0%
SunPower Corp., Class B (a)	291	4,377
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)	172	1,066
Machinery — 0.1%
Accuride Corp. (a)	46,695	63,039
Accuride Corp. (a)	12,387	16,970
		80,009
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd. (a)	44,685	197,955
Ainsworth Lumber Co. Ltd. (a)(b)	50,148	222,156
		420,111
Software — 0.2%
HMH Holdings (FKA EduMedia) (a)	26,653	186,572
Wireless Telecommunication Services — 0.2%
FiberTower Corp. (a)	26,789	145,732
Total Common Stocks — 1.9%		1,617,129
	Par
Corporate Bonds	(000)
Aerospace & Defense — 0.2%
Spirit Aerosystems, Inc., 7.50%, 10/01/17 (b) USD	200	204,500
Airlines — 0.6%
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16	210	222,600
United Air Lines, Inc., 12.75%, 7/15/12	300	329,250
		551,850
Auto Components — 1.3%
Allison Transmission, Inc. (b):
11.00%, 11/01/15	90	97,200
11.25%, 11/01/15 (c)	63	68,985
Delphi International Holdings Unsecured,
12.00%, 10/06/14	18	17,575
The Goodyear Tire & Rubber Co.,
8.63%, 12/01/11	211	220,231
Icahn Enterprises LP (b):
4.00%, 8/15/13 (d)(e)	135	118,463
8.00%, 1/15/18	625	607,812
		1,130,266
Biotechnology — 0.3%
QHP Pharma, 10.25%, 3/15/15 (b)	254	257,550
Building Products — 0.8%
Associated Materials LLC, 9.88%, 11/15/16	170	186,150
Building Materials Corp. of America,
7.00%, 2/15/20 (b)	140	142,100
Goodman Global Group, Inc.,
12.86%, 12/15/14 (b)(f)	50	30,500

		Par
Corporate Bonds		(000)	Value
Building Products (concluded)
GPly Gem Industries, Inc., 11.75%, 6/15/13	USD	275	$ 292,531
			651,281
Capital Markets — 0.8%
E*Trade Financial Corp., Series A,
3.29%, 8/31/19 (d)(f)		254	415,290
MU Finance Plc, 8.75%, 2/01/17 (b)	GBP	154	229,762
			645,052
Chemicals — 3.9%
American Pacific Corp., 9.00%, 2/01/15	USD	180	178,650
CF Industries, Inc.:
6.88%, 5/01/18		185	192,862
7.13%, 5/01/20		235	247,337
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		85	89,675
Hexion Finance Escrow LLC, 8.88%, 2/01/18 (b)		240	236,100
Hexion U.S. Finance Corp., 9.75%, 11/15/14		230	237,475
Huntsman International LLC (b):
5.50%, 6/30/16		285	259,350
8.63%, 3/15/20		130	131,300
Innophos, Inc., 8.88%, 8/15/14		80	82,400
Koppers, Inc., 7.88%, 12/01/19 (b)		160	164,800
LBI Escrow Corp., 8.00%, 11/01/17 (b)		735	761,644
MacDermid, Inc., 9.50%, 4/15/17 (b)		260	268,450
Nalco Co., 8.25%, 5/15/17 (b)		210	225,225
Nova Chemicals Corp., 8.63%, 11/01/19 (b)		220	229,900
Solutia, Inc., 8.75%, 11/01/17		75	80,063
			3,385,231
Commercial Banks — 0.4%
Glitnir Banki HF (a)(g):
4.15%, 4/20/10 (b)		65	20,313
6.38%, 9/25/12 (b)		335	104,687
Series EMTN, 5.07%, 1/27/10	EUR	150	61,913
Series EMTN, 3.00%, 6/30/10		130	52,792
Series GMTN, 4.38%, 2/05/10		50	20,638
HBOS Plc, 1.02%, 9/01/16 (e)		60	67,243
			327,586
Commercial Services & Supplies — 2.1%
Aramark Corp., 3.84%, 2/01/15 (e)	USD	300	285,000
Corrections Corp. of America, 6.75%, 1/31/14		300	306,375
DI Finance, Series B, 9.50%, 2/15/13		50	51,438
International Lease Finance Corp.,
8.63%, 9/15/15 (b)		50	49,375
Mobile Services Group, Inc., 9.75%, 8/01/14		300	312,750
RSC Equipment Rental, Inc.,
10.00%, 7/15/17 (b)		300	327,750
West Corp., 11.00%, 10/15/16		420	450,450
			1,783,138
Construction Materials — 0.7%
Nortek, Inc., 11.00%, 12/01/13		492	531,551
Texas Industries, Inc., 7.25%, 7/15/13		35	34,869
			566,420
Containers & Packaging — 5.7%
Ball Corp.:
7.38%, 9/01/19		60	63,150
6.75%, 9/15/20		165	168,712
Berry Plastics Corp.:
8.88%, 9/15/14		275	270,187
8.25%, 11/15/15		45	45,450
9.50%, 5/15/18 (b)		390	386,587
Berry Plastics Holding Corp., 8.88%, 9/15/14		220	216,150

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (continued)

High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Containers & Packaging (concluded)
Beverage Packaging Holdings Luxembourg II SA,
8.00%, 12/15/16	EUR	215	$ 284,831
Cascades, Inc., 7.75%, 12/15/17 (b)	USD	195	198,412
Crown Americas LLC, 7.63%, 5/15/17 (b)		435	452,944
Graphic Packaging International, Inc.,
9.50%, 6/15/17		440	473,000
Greif, Inc., 7.75%, 8/01/19		105	110,513
Impress Holdings BV, 3.43%, 9/15/13 (b)(e)		200	192,000
Owens Brockway Glass Container, Inc.:
8.25%, 5/15/13		100	101,500
6.75%, 12/01/14	EUR	120	163,769
7.38%, 5/15/16	USD	230	243,800
Packaging Dynamics Finance Corp.,
10.00%, 5/01/16 (b)		160	119,600
Pregis Corp., 12.38%, 10/15/13		260	262,600
Rock-Tenn Co., 5.63%, 3/15/13		190	196,650
Sealed Air Corp., 7.88%, 6/15/17 (b)		285	311,156
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	185	254,940
7.75%, 11/15/19		180	249,248
Solo Cup Co., 10.50%, 11/01/13	USD	155	165,075
			4,930,274
Distributors — 0.7%
American Tire Distributors, Inc.,
6.54%, 4/01/12 (e)		605	572,481
Diversified Financial Services — 9.8%
CIT Group, Inc.:
7.00%, 5/01/16		674	640,676
7.00%, 5/01/17		2,080	1,978,520
FCE Bank Plc:
7.13%, 1/16/12	EUR	650	878,425
7.13%, 1/15/13		350	472,998
GMAC, Inc.:
6.00%, 12/15/11	USD	300	301,125
2.45%, 12/01/14 (e)		395	350,185
6.75%, 12/01/14		430	428,925
8.30%, 2/12/15 (b)		570	594,937
8.00%, 3/15/20 (b)		440	454,300
8.00%, 11/01/31		280	273,000
Leucadia National Corp.:
8.13%, 9/15/15		475	497,563
7.13%, 3/15/17 (h)		180	178,200
Reynolds Group DL Escrow, Inc.,
7.75%, 10/15/16 (b)(h)		500	517,500
Reynolds Group Issuer, Inc. (b):
7.75%, 10/15/16	EUR	150	206,710
8.50%, 5/15/18 (i)	USD	445	448,338
Southern Star Central Corp., 6.75%, 3/01/16 (b)		180	182,700
			8,404,102
Diversified Telecommunication Services — 3.0%
Broadview Networks Holdings, Inc.,
11.38%, 9/01/12		495	491,287
ITC Deltacom, Inc., 10.50%, 4/01/16 (b)		180	179,100
New Communications Holdings, Inc. (b):
7.88%, 4/15/15		170	175,525
8.25%, 4/15/17		160	164,800
8.50%, 4/15/20		130	133,900

		Par
Corporate Bonds		(000)	Value
Diversified Telecommunication Services (concluded)
Nordic Telephone Co. Holdings ApS,
8.88%, 5/01/16 (b)	USD	100	$ 107,125
Qwest Communications International, Inc.,
8.00%, 10/01/15 (b)		200	214,500
Qwest Corp., 7.50%, 10/01/14		125	136,719
tw telecom holdings, Inc., 8.00%, 3/01/18 (b)		90	93,150
Wind Acquisition Finance SA,
10.75%, 12/01/15 (b)		600	640,500
Windstream Corp.:
8.13%, 8/01/13		110	114,950
7.88%, 11/01/17		130	129,025
			2,580,581
Electric Utilities — 1.2%
Elwood Energy LLC, 8.16%, 7/05/26		110	106,060
Homer City Funding LLC, 8.14%, 10/01/19		95	93,555
IPALCO Enterprises, Inc.:
8.63%, 11/14/11		150	158,625
7.25%, 4/01/16 (b)		150	157,125
NSG Holdings LLC, 7.75%, 12/15/25 (b)(h)		605	550,550
			1,065,915
Energy Equipment & Services — 2.0%
Cie Generale de Geophysique-Veritas,
9.50%, 5/15/16		160	171,200
Compagnie Generale de Geophysique-Veritas,
7.75%, 5/15/17		350	353,500
Expro Finance Luxembourg SCA,
8.50%, 12/15/16 (b)		635	650,875
Global Geophysical Services, Inc.,
10.50%, 5/01/17 (b)		105	102,900
North American Energy Alliance LLC,
10.88%, 6/01/16 (b)		215	228,975
Parker Drilling Co., 9.13%, 4/01/18 (b)		70	71,575
Thermon Industries, Inc., 9.50%, 5/01/17 (b)		145	147,900
			1,726,925
Food & Staples Retailing — 0.3%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		125	118,750
Susser Holdings & Finance Corp.,
8.50%, 5/15/16 (b)		135	133,441
			252,191
Food Products — 0.7%
B&G Foods, Inc., 7.63%, 1/15/18		80	82,200
Reddy Ice Corp., 11.25%, 3/15/15 (b)		150	159,750
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		230	258,175
TreeHouse Foods, Inc., 7.75%, 3/01/18		60	62,550
			562,675
Health Care Equipment & Supplies — 1.2%
DJO Finance LLC:
10.88%, 11/15/14		625	684,375
10.88%, 11/15/14 (b)		140	153,300
Hologic, Inc., 2.00%, 12/15/37 (d)(j)		205	184,500
			1,022,175
Health Care Providers & Services — 1.2%
American Renal Holdings, 8.38%, 5/15/18 (b)(i)		95	95,713
Community Health Systems, Inc., Series WI,
8.88%, 7/15/15		40	42,000

See Notes to Financial Statements.

20 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (continued)

High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Health Care Providers & Services (concluded)
HCA, Inc., 7.25%, 9/15/20 (b)	USD	215	$ 224,944
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		362	394,127
10.00%, 5/01/18		252	286,965
			1,043,749
Health Care Technology — 0.9%
IMS Health, Inc., 12.50%, 3/01/18 (b)		660	768,075
Hotels, Restaurants & Leisure — 0.8%
Fontainebleau Las Vegas Holdings LLC,
10.25%, 6/15/15 (a)(b)(g)		130	1,787
Greektown Holdings LLC,
10.75%, 12/01/13 (a)(b)(g)		160	10,600
Little Traverse Bay Bands of Odawa Indians,
10.25%, 2/15/14 (a)(b)(g)		390	102,375
Scientific Games Corp., 0.75%, 12/01/24 (d)(j)		140	134,400
Travelport LLC, 9.88%, 9/01/14		80	84,100
Tropicana Entertainment LLC, Series WI,
9.63%, 12/15/14 (a)(g)		25	3
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(g)		485	203,700
Waterford Gaming LLC, 8.63%, 9/15/14 (b)		219	140,160
			677,125
Household Durables — 2.2%
Ashton Woods USA LLC, 16.94%, 6/30/15 (b)(k)		387	232,440
Beazer Homes USA, Inc.:
6.88%, 7/15/15		125	115,000
12.00%, 10/15/17		485	554,719
KB Home:
6.38%, 8/15/11		14	14,385
9.10%, 9/15/17		80	86,200
Lennar Corp., 2.00%, 12/01/20 (b)(d)(i)		45	45,241
Pulte Homes, Inc., 6.38%, 5/15/33		30	24,225
Standard Pacific Corp.:
10.75%, 9/15/16		495	560,587
8.38%, 5/15/18 (i)		300	304,500
			1,937,297
IT Services — 1.4%
Alliance Data Systems Corp.,
1.75%, 8/01/13 (d)		635	698,500
First Data Corp.:
9.88%, 9/24/15		30	27,450
9.88%, 9/24/15		150	135,750
11.25%, 3/31/16		265	221,275
Sungard Data Systems, Inc., 10.63%, 5/15/15		100	110,250
			1,193,225
Independent Power Producers & Energy Traders — 4.2%
The AES Corp., 8.75%, 5/15/13 (b)		200	203,000
AES Eastern Energy LP, Series 99-B,
9.67%, 1/02/29		250	273,125
Calpine Construction Finance Co. LP,
8.00%, 6/01/16 (b)		525	543,375
Dynegy Holdings, Inc., 8.38%, 5/01/16		180	158,400
Energy Future Holdings Corp.:
10.88%, 11/01/17		295	232,312
11.25%, 11/01/17 (c)		151	110,173
10.00%, 1/15/20 (b)		730	766,500
Infinis Plc, 9.13%, 12/15/14 (b)	GBP	105	166,279

		Par
Corporate Bonds		(000)	Value
Independent Power Producers & Energy Traders (concluded)
NRG Energy, Inc.:
7.25%, 2/01/14 (h)	USD	450	$ 456,187
7.38%, 2/01/16		15	14,850
8.50%, 6/15/19 (h)		475	482,719
Texas Competitive Electric Holdings Co., LLC,
10.25%, 11/01/15		310	232,500
			3,639,420
Industrial Conglomerates — 1.4%
Sequa Corp. (b):
11.75%, 12/01/15		120	121,350
13.50%, 12/01/15 (c)		1,062	1,112,154
			1,233,504
Insurance — 0.1%
USI Holdings Corp., 4.13%, 11/15/14 (b)(e)		100	85,250
Leisure Equipment & Products — 0.1%
Brunswick Corp., 11.25%, 11/01/16 (b)		105	123,900
Life Sciences Tools & Services — 0.2%
Patheon, Inc., 8.63%, 4/15/17 (b)		195	196,950
Machinery — 2.0%
Accuride Corp., 7.50%, 2/26/20 (c)(d)		5	12,073
ESCO Corp., 8.63%, 12/15/13 (b)		115	119,025
Navistar International Corp.:
3.00%, 10/15/14 (d)		540	633,150
8.25%, 11/01/21		300	316,500
Oshkosh Corp., 8.25%, 3/01/17 (b)		110	115,775
Titan International, Inc.:
8.00%, 1/15/12		430	434,300
5.63%, 1/15/17 (b)(d)		90	126,675
			1,757,498
Marine — 0.9%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)		600	535,500
Navios Maritime Holdings, Inc.,
8.88%, 11/01/17 (b)		190	198,550
			734,050
Media — 10.0%
Affinion Group, Inc., 10.13%, 10/15/13		665	689,937
CCH II LLC, 13.50%, 11/30/16		458	553,628
CCO Holdings LLC (b):
7.88%, 4/30/18		160	162,800
8.13%, 4/30/20		160	163,600
Catalina Marketing Corp.,
10.50%, 10/01/15 (b)(c)		175	185,938
Clear Channel Worldwide Holdings, Inc.,
Series B, 9.25%, 12/15/17 (b)		1,033	1,106,601
DISH DBS Corp., 7.00%, 10/01/13		305	315,675
Gannett Co., Inc., 8.75%, 11/15/14 (b)		115	126,500
Gray Television, Inc., 10.50%, 6/29/15 (b)		150	150,563
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (e)		60	50,625
9.50%, 5/15/15		70	67,200
Intelsat Corp.:
9.25%, 8/15/14		410	424,350
9.25%, 6/15/16		180	189,900
Intelsat Subsidiary Holding Co., Ltd.,
8.88%, 1/15/15 (b)		130	134,550
Lamar Media Corp., 7.88%, 4/15/18 (b)		45	46,013
Liberty Global, Inc., 4.50%, 11/15/16 (b)(d)		160	197,200

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (continued)

High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Media (concluded)
Liberty Media Corp., 3.13%, 3/30/23 (d)	USD	175	$ 192,937
Lighthouse International Co. SA:
8.00%, 4/30/14	EUR	250	228,011
8.00%, 4/30/14 (b)		50	45,602
Live Nation Entertainment, Inc.,
8.13%, 5/15/18 (b)(i)	USD	50	51,375
McClatchy Co., 11.50%, 2/15/17 (b)		180	192,600
NTL Cable Plc, 8.75%, 4/15/14		5	5,106
Nexstar Broadcasting, Inc., 8.88%, 4/15/17 (b)		150	153,000
Nielsen Finance LLC:
10.00%, 8/01/14		145	152,250
17.39%, 8/01/16 (k)		40	38,800
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(g)		196	186,324
Rainbow National Services LLC,
10.38%, 9/01/14 (b)		296	310,800
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (b)	EUR	317	413,629
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	USD	595	583,100
UPC Germany GmbH (b):
8.13%, 12/01/17		200	204,000
8.13%, 12/01/17	EUR	210	287,993
9.63%, 12/01/19		240	341,917
UPCB Finance Ltd., 7.63%, 1/15/20 (b)	EUR	130	176,983
WPP Plc, 5.75%, 5/19/14 (d)	GBP	100	206,367
Ziggo Bond Co., BV, 8.00%, 5/15/18 (i)	EUR	195	257,740
			8,593,614
Metals & Mining — 4.4%
AK Steel Corp., 7.63%, 5/15/20 (i)	USD	250	257,500
Aleris International, Inc. (a)(g):
9.00%, 12/15/14		495	1,238
10.00%, 12/15/16		425	2,125
Arch Western Finance LLC, 6.75%, 7/01/13		265	266,987
Drummond Co., Inc., 7.38%, 2/15/16		390	384,150
FMG Finance Property Ltd., 10.63%, 9/01/16 (b)		340	399,500
Foundation PA Coal Co., 7.25%, 8/01/14		200	204,500
GoldCorp., Inc., 2.00%, 8/01/14 (b)(d)		70	83,388
McJunkin Red Man Corp., 9.50%, 12/15/16 (b)		320	333,200
Murray Energy Corp., 10.25%, 10/15/15 (b)		225	234,000
New World Resources NV:
7.38%, 5/15/15	EUR	50	64,575
7.88%, 5/01/18 (b)		71	96,307
Novelis, Inc., 7.25%, 2/15/15	USD	210	206,850
RathGibson, Inc., 11.25%, 2/15/14 (a)(g)		255	62,794
Ryerson, Inc.:
7.72%, 11/01/14 (e)		180	168,525
12.00%, 11/01/15		85	91,906
Steel Dynamics, Inc., 7.38%, 11/01/12		400	419,000
United States Steel Corp., 7.38%, 4/01/20		175	179,812
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		260	284,700
			3,741,057
Multi-Utilities — 0.2%
CMS Energy Corp., 8.75%, 6/15/19		135	154,513
Multiline Retail — 0.6%
Dollar General Corp.:
10.63%, 7/15/15		9	10,001
11.88%, 7/15/17 (c)		436	512,845
			522,846

		Par
Corporate Bonds		(000)	Value
Oil, Gas & Consumable Fuels — 9.5%
Arch Coal, Inc., 8.75%, 8/01/16 (b)	USD	70	$ 74,550
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		190	218,975
10.75%, 2/01/18		80	88,600
Berry Petroleum Co., 8.25%, 11/01/16		175	178,063
Bill Barrett Corp., 9.88%, 7/15/16		100	107,500
Chesapeake Energy Corp.:
6.38%, 6/15/15		50	49,500
2.25%, 12/15/38 (d)		350	258,562
Cimarex Energy Co., 7.13%, 5/01/17 (h)		420	433,125
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		100	102,000
Concho Resources, Inc., 8.63%, 10/01/17		120	128,100
Connacher Oil and Gas Ltd.,
10.25%, 12/15/15 (b)		455	468,650
Consol Energy, Inc., 8.25%, 4/01/20 (b)(h)		715	761,475
Crosstex Energy LP, 8.88%, 2/15/18 (b)		335	348,400
Denbury Resources, Inc.:
7.50%, 12/15/15		110	113,025
9.75%, 3/01/16		265	292,825
8.25%, 2/15/20		309	331,402
El Paso Corp., 8.25%, 2/15/16 (h)		280	303,800
Forest Oil Corp.:
8.50%, 2/15/14		80	85,000
7.25%, 6/15/19		65	65,975
HilCorp. Energy I LP/HilCorp. Finance Co.,
8.00%, 2/15/20 (b)		105	102,375
Linn Energy LLC/Linn Energy Finance Corp.,
8.63%, 4/15/20 (b)(h)		170	176,375
Massey Energy Co., 6.88%, 12/15/13		90	87,300
Newfield Exploration Co., 6.63%, 4/15/16		130	131,625
Niska Gas Storage US LLC,
8.88%, 3/15/18 (b)(h)		535	559,075
OPTI Canada, Inc., 9.00%, 12/15/12 (b)		505	517,625
Patriot Coal Corp., 8.25%, 4/30/18 (i)		135	135,338
Peabody Energy Corp., 7.38%, 11/01/16		180	190,800
Penn Virginia Corp., 10.38%, 6/15/16		40	43,800
Penn Virginia Resource Partners LP,
8.25%, 4/15/18		85	86,700
Petrohawk Energy Corp.:
10.50%, 8/01/14		285	314,925
7.88%, 6/01/15		165	170,363
Range Resources Corp., 6.38%, 3/15/15		160	161,600
Roseton-Danskammer 2001, Series B,
7.67%, 11/08/16 (h)		450	425,475
Sabine Pass LNG LP, 7.50%, 11/30/16		130	119,275
Swift Energy Co., 7.13%, 6/01/17		290	284,200
Teekay Corp., 8.50%, 1/15/20		240	253,200
			8,169,578
Paper & Forest Products — 4.3%
Ainsworth Lumber Co. Ltd.,
11.00%, 7/29/15 (b)(c)		395	379,357
Boise Cascade LLC, 7.13%, 10/15/14		90	88,875
Boise Paper Holdings LLC (b):
9.00%, 11/01/17		125	134,063
8.00%, 4/01/20		55	56,650
Clearwater Paper Corp., 10.63%, 6/15/16 (b)		165	183,356
Domtar Corp., 5.38%, 12/01/13		80	82,400
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		485	531,075
Glatfelter, 7.13%, 5/01/16 (b)		80	78,100

See Notes to Financial Statements.

22 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (continued)

High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Paper & Forest Products (concluded)
NewPage Corp.:
10.00%, 5/01/12	USD	365	$ 265,538
11.38%, 12/31/14		1,430	1,469,325
Norske Skog Canada Ltd., 7.38%, 3/01/14		100	67,750
Verso Paper Holdings LLC:
11.50%, 7/01/14 (b)		275	305,937
Series B, 4.09%, 8/01/14 (e)		70	63,700
			3,706,126
Pharmaceuticals — 0.7%
Angiotech Pharmaceuticals, Inc.,
4.00%, 12/01/13 (e)		200	163,250
Elan Finance Plc, 8.88%, 12/01/13		75	77,625
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	266	363,020
			603,895
Professional Services — 0.1%
FTI Consulting, Inc., 7.75%, 10/01/16	USD	75	77,156
Road & Rail — 0.5%
Avis Budget Car Rental LLC, 9.63%, 3/15/18 (b)		175	189,000
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)		260	261,495
			450,495
Semiconductors & Semiconductor
Equipment — 0.6%
Spansion, Inc., 3.79%, 6/01/13 (a)(b)(g)		510	513,825
Software — 0.0%
BMS Holdings, Inc., 7.89%, 2/15/12 (b)(c)		152	3,040
Specialty Retail — 0.4%
Asbury Automotive Group, Inc., 7.63%, 3/15/17		90	86,400
General Nutrition Centers, Inc., 10.75%, 3/15/15		100	101,875
Group 1 Automotive, Inc., 2.25%, 6/15/36 (d)(j)		185	158,406
			346,681
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 8.63%, 4/01/13	EUR	100	135,808
Tobacco — 0.5%
Vector Group Ltd.:
11.00%, 8/15/15	USD	350	361,375
11.00%, 8/15/15 (b)		110	113,575
			474,950
Wireless Telecommunication Services — 4.8%
BCM Ireland Preferred Equity Ltd.,
8.28%, 2/15/17 (b)(c)	EUR	— (l)	1
Cricket Communications, Inc.:
10.00%, 7/15/15	USD	455	481,162
7.75%, 5/15/16		250	259,375
Digicel Group Ltd. (b):
8.88%, 1/15/15		365	365,000
9.13%, 1/15/15 (c)		170	168,938
8.25%, 9/01/17		100	102,250
10.50%, 4/15/18		200	213,500

		Par
Corporate Bonds		(000)	Value
Wireless Telecommunication Services (concluded)
FiberTower Corp.:
9.00%, 1/01/16 (b)	USD	76	$ 64,402
9.00%, 1/01/16		24	20,125
iPCS, Inc., 2.47%, 5/01/13 (e)(h)		610	576,450
MetroPCS Wireless, Inc., 9.25%, 11/01/14		760	788,500
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13		440	432,300
Series F, 5.95%, 3/15/14		70	66,850
Orascom Telecom Finance SCA,
7.88%, 2/08/14 (b)		100	98,000
Sprint Capital Corp., 6.88%, 11/15/28		605	526,350
			4,163,203
Total Corporate Bonds — 87.9%			75,667,023
Floating Rate Loan Interests (e)
Aerospace & Defense — 0.0%
Pedalgreen Ltd., Loan Facility,
9.55%, 11/30/15 (c)	GBP	—(l)	959
Auto Components — 0.3%
Allison Transmission, Inc., Term Loan,
3.00% – 3.05%, 8/07/14	USD	244	233,263
Dana Holding Corp., Term Advance,
4.50% – 4.58%, 1/30/15		17	17,219
			250,482
Automobiles — 0.6%
Ford Motor Co., Tranche B-1 Term Loan,
3.26% – 3.31%, 12/15/13		545	525,495
Chemicals — 0.2%
PQ Corp., Term Loan (First Lien),
3.53% – 3.59%, 7/30/14		246	226,150
Consumer Finance — 1.3%
American General Finance Corp., Term Loan,
7.25%, 4/21/15		750	751,314
Chrysler Financial Corp., Term Loan (Second Lien)
6.76%, 8/02/13		75	74,375
Chrysler Financial Services Americas LLC,
Term Loan (First Lien), 4.26%, 8/03/12		295	294,296
			1,119,985
Food & Staples Retailing — 0.7%
Rite Aid Corp., Tranche 4 Term Loan,
9.50%, 6/10/15		550	572,115
Health Care Providers & Services — 0.1%
Harden Healthcare, Term Loan A, 8.50%, 2/22/15		110	107,800
Hotels, Restaurants & Leisure — 0.6%
Travelport LLC (FKA Travelport, Inc.), Loan,
8.25%, 3/27/12		579	549,657

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (continued)

High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (e)		(000)	Value
IT Services — 0.3%
First Data Corp., Initial Tranche B-3 Term Loan,
3.04%, 9/24/14	USD	305	$ 273,966
Independent Power Producers & Energy
Traders — 1.1%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility, 4.03%, 4/02/13		168	164,807
Tranche B Term Loan, 4.03%, 4/02/13		7	6,673
Texas Competitive Electric Holdings Co., LLC
(TXU), Term Loan:
Initial Tranche B-1, 3.75% – 3.79%, 10/10/14		88	72,250
Initial Tranche B-3, 3.75% – 3.79%, 10/10/14		854	694,221
			937,951
Machinery — 0.2%
Accuride Corp., Term Loan, 9.75%, 6/30/13		185	184,815
Media — 0.9%
HMH Publishing Co., Ltd., Tranche A Term Loan,
5.50%, 6/12/14		271	258,234
Newsday LLC, Fixed Rate Term Loan,
10.50%, 8/01/13		500	543,750
			801,984
Metals & Mining — 0.3%
RathGibson, Inc., Loan Debtor in Posession,
10.75%, 6/30/10		211	210,514
Multiline Retail — 0.1%
The Neiman Marcus Group, Inc., Term Loan,
2.25%, 4/06/13		49	47,029
Real Estate Management & Development — 0.6%
Realogy Corp., Term Loan (Second Lien),
13.50%, 10/15/17		425	477,063
Specialty Retail — 0.1%
Claire’s Stores, Inc., Term B Loan,
3.04%, 5/29/14		114	101,852
Total Floating Rate Loan Interests — 7.4%			6,387,817
Beneficial
		Interest
Other Interests (m)		(000)
Auto Components — 1.8%
Delphi Debtor-in-Possession Holding Co. LLP,
Class B Membership Interests		—(l)	1,582,610
Lear Corp. Escrow		200	4,600
Lear Corp. Escrow		220	5,060
			1,592,270
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.		90	9
Household Durables — 0.4%
Ashton Woods, Class B, Membership Units		—(l)	53,550
Stanley Martin, Class B, Membership Units (n)		—(l)	294,700
			348,250
Total Other Interests — 2.2%			1,940,529

Preferred Securities

Preferred Stocks	Shares	Value
Diversified Financial Services — 0.9%
Citigroup, Inc., 7.50% (d)	4,200	$ 553,644
GMAC, Inc., 7.00% (b)	226	191,938
		745,582
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.50% (d)	4,144	139,031
Real Estate Investment Trusts (REITs) — 0.0%
Maguire Properties, Inc., Series A, 7.63% (a)	3,015	42,963
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O, 4.50% (a)(e)	10,000	20,000
Freddie Mac, Series Z, 8.38% (a)(e)	24,204	38,968
		58,968
Total Preferred Securities — 1.1%		986,544
Warrants (o)
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)	76	1
Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)	4,865	—
Total Warrants — 0.0%		1
Total Long-Term Investments
(Cost — $83,816,796) — 100.5%		86,599,043
Short-Term Securities
SsgA Prime Money Market, 0.07% (p)	134,478	134,478
Total Short-Term Securities
(Cost — $134,478) — 0.2%		134,478
Total Investments (Cost — $83,951,274*) — 100.7%		86,733,521
Liabilities in Excess of Other Assets — (0.7)%		(614,879)
Net Assets — 100.0%		$ 86,118,642

* The cost and unrealized appreciation (depreciation) of investments as of
April 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 84,176,551
Gross unrealized appreciation	$ 6,541,647
Gross unrealized depreciation	(3,984,677)
Net unrealized appreciation	$ 2,556,970

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to quali-
fied institutional investors.
(c) Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

See Notes to Financial Statements.

24 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (continued)

High Income Portfolio

(d) Convertible security.
(e) Variable rate security. Rate shown is as of report date.
(f) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g) Issuer filed for bankruptcy and/or is in default of interest payments.
(h) All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(i) When-issued security. Unsettled when-issued transactions were as follows:

Unrealized
Counterparty	Value	Appreciation
Bank of America	$ 229,154	$ 1,397
Citigroup Global Markets, Inc.	$ 135,338	$ 1,311
Credit Suisse International	$ 963,578	$ 8,870
JPMorgan Chase Bank NA	$ 355,875	$ 4,156

(j) Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(k) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield.
(l) Amount is less than 1,000 par.
(m) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(n) Restricted security as to resale, representing 0.3% of net assets were as follows:

	Acquisition
Counterparty	Date	Cost	Value
Stanley Martin, Class B
Membership Units	4/03/06	USD 715,608	$294,700

(o) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
• Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
were as follows:

	Shares Held at	Net	Shares Held at
Affiliate	April 30, 2009	Activity	April 30, 2010	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	628,303	(628,303)	— $	838

(p) Represents the current yield as of report date.
• For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Reverse repurchase agreements outstanding as of April 30, 2010 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount
Barclays
Capital, Inc.	0.80%	4/26/10	5/04/10	$1,495,578	$1,495,312
Barclays
Capital, Inc.	0.80%	4/27/10	5/04/10	2,595,212	2,594,809
Barclays
Capital, Inc.	0.80%	4/29/10	5/04/10	684,091	684,015
Total				$4,774,881	$4,774,136

• Foreign currency exchange contracts as of April 30, 2010 were as follows:

Currency		Currency			Settlement	Unrealized
Purchased			Sold	Counterparty	Date	Appreciation
USD	5,366,720	EUR	3,968,000	Citibank NA	5/26/10	$ 83,043
USD	119,747	CAD	120,000	Citibank NA	7/28/10	1,638
USD	648,084	GBP	419,000	Citibank NA	7/28/10	7,232
Total						$ 91,913

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other signifi-
cant accounting policies, please refer to Note 1 of the Notes to Financial
Statements.
The following tables summarize the inputs used as of April 30, 2010 in determin-
ing the fair valuation of the Portfolio’s investments:

Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term
Investments:
Common
Stocks	$ 1,105,362 $	325,195	$ 186,572	$ 1,617,129
Corporate
Bonds	—	75,148,133	518,890	75,667,023
Floating Rate
Loan Interests	—	4,331,731	2,056,086	6,387,817
Other Interests	—	—	1,940,529	1,940,529
Preferred
Securities	794,606	191,938	—	986,544
Warrants	—	—	1	1
Short-Term
Securities	134,478	—	—	134,478
Total	$ 2,034,446 $ 79,996,997		$ 4,702,078	$ 86,733,521
Other Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	— $	91,913	—	$ 91,913
Liabilities	—	—	$ (10,335)	(10,335)
Total	— $	91,913	$ (10,335)	$ 81,578

1 Other financial instruments are foreign currency exchange contracts and unfunded loan commitments, which are shown at the unrealized apprecia-
tion/depreciation on the instrument.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (concluded)					High Income Portfolio
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
			Investments in Securities
	Common	Corporate	Floating Rate	Other
	Stocks	Bonds	Loan Interests	Interests	Warrants	Total
Balance, as of April 30, 2009	—	$ 303,037	$ 1,949,507	—	—	$ 2,252,544
Accrued discounts/premiums	—	9,998	265,993	—	—	275,991
Realized gain (loss)	—	—	(847,580)	—	—	(847,580)
Change in unrealized appreciation (depreciation)[2]	—	286,546	2,901,972	$ 138,250	—	3,326,768
Net purchases (sales)	—	660	(2,071,069)	—	—	(2,070,409)
Net transfers in/out of Level 3	$ 186,572	(81,351)	(142,737)	1,802,279	$ 1	1,764,764
Total	$ 186,572	$ 518,890	$ 2,056,086	$ 1,940,529	$ 1	$ 4,702,078

2 Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at April 30, 2010 was $616,803.

Other Financial Instruments

Balance, as of April 30, 2009	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Net purchases (sales)	—
Net transfers in/out of Level 3[3]	$ (10,335)
Balance, as of April 30, 2010	$ (10,335)
[3] Other financial instruments are unfunded loan commitments.

See Notes to Financial Statements.

26 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments April 30, 2010

Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 1.8%
CFS Retail Property Trust	456,002	$ 804,077
Linc Energy Ltd. (a)	240,600	339,103
Mount Gibson Iron Ltd. (a)	186,800	288,544
Myer Holdings Ltd.	177,500	527,465
New Hope Corp. Ltd.	45,200	205,312
Sigma Pharmaceuticals Ltd.	161,400	66,728
		2,231,229
Austria — 0.9%
CAT Oil AG	14,200	152,650
Schoeller-Bleckmann Oilfield Equipment AG	17,800	930,203
		1,082,853
Belgium — 0.8%
Delhaize Group	12,400	1,025,437
Bermuda — 0.7%
Lazard Ltd., Class A	22,020	851,293
Brazil — 0.6%
Lupatech SA (a)	14,000	192,090
Santos Brasil Participacoes SA	62,600	603,221
		795,311
Canada — 5.4%
Biovail Corp.	26,600	452,200
Denison Mines Corp. (a)	190,800	304,288
DiagnoCure, Inc. (a)	510,750	683,816
Dollarama, Inc. (a)	8,400	206,568
Dollarama, Inc. (a)(b)	23,600	580,358
Eastern Platinum Ltd. (a)	313,200	443,993
Eldorado Gold Corp.	65,700	1,008,978
First Quantum Minerals Ltd.	4,500	345,275
Jaguar Mining, Inc. (a)(c)	75,400	834,678
Lundin Mining Corp. (a)	138,400	652,625
Quadra Mining Ltd. (a)	48,400	734,719
Thompson Creek Metals Co., Inc. (a)	50,900	651,909
		6,899,407
Cayman Islands — 1.2%
Ming Fai International Holdings Ltd.	1,636,400	666,539
Parkson Retail Group Ltd.	328,600	536,694
Polarcus Ltd. (a)	300,600	356,705
		1,559,938
China — 0.9%
Shenzhen Expressway Co., Ltd.	982,500	495,276
WuXi PharmaTech Cayman, Inc. — ADR (a)	33,800	648,960
		1,144,236
Denmark — 0.2%
D/S Norden	5,400	247,787
Finland — 0.7%
Ramirent Oyj	76,450	876,044
France — 1.6%
Bonduelle SA	6,900	744,631
Eurofins Scientific SA	8,700	386,660
Scor SE	40,825	963,013
		2,094,304

Common Stocks	Shares	Value
Germany — 5.8%
Asian Bamboo AG	3,000	$ 140,127
Celesio AG	25,200	825,043
Deutsche Euroshop AG	21,083	661,118
GEA Group AG	38,250	848,832
Gerresheimer AG (a)	22,700	795,041
Paion AG (a)	62,350	172,812
Rheinmetall AG	19,750	1,372,157
Rhoen-Klinikum AG	27,900	718,483
Salzgitter AG	7,200	585,086
Symrise AG	31,300	796,189
TUI AG	38,400	424,932
		7,339,820
Greece — 0.4%
Alpha Bank AE	62,300	504,590
Hong Kong — 1.5%
City Telecom (HK) Ltd. — ADR	11,700	173,394
Clear Media Ltd. (a)	437,000	289,859
Lu Ning Co., Ltd.	215,900	828,619
Ports Design Ltd.	258,800	633,726
		1,925,598
India — 1.2%
Container Corp. of India	18,200	530,107
PTC India Ltd.	168,300	429,989
United Phosphorus Ltd.	152,200	580,468
		1,540,564
Ireland — 1.2%
Allied Irish Banks Plc	99,000	201,247
Bank of Ireland	119,300	263,268
Ryanair Holdings Plc — ADR (a)	38,100	1,072,896
		1,537,411
Israel — 0.7%
NICE Systems Ltd. — ADR (a)	29,700	944,757
Italy — 1.2%
Credito Emiliano SpA	40,592	247,956
DiaSorin SpA	18,800	700,900
Iride SpA	323,500	614,020
		1,562,876
Japan — 5.9%
Asics Corp.	50,950	487,385
Citizens Holding Co., Ltd.	121,300	842,482
Don Quijote Co., Ltd.	22,000	589,480
Fukuoka Financial Group, Inc.	169,300	734,555
Hisaka Works Ltd.	35,500	405,394
Koito Manufacturing Co., Ltd.	29,800	490,772
Komori Corp.	23,700	313,326
Kose Corp.	17,900	416,785
Kureha Chemical Industry Co., Ltd.	163,300	804,490
Makita Corp.	10,400	322,366
NGK Insulators Ltd.	24,600	484,816
Osaka Securities Exchange Co., Ltd.	156	801,001
Sekisui Chemical Co., Ltd.	128,200	875,522
		7,568,374

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (continued)

Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Malaysia — 0.3%
AirAsia Bhd (a)	1,028,950	$ 433,518
Netherlands — 0.3%
TomTom NV (a)	42,600	341,255
Norway — 1.4%
Golden Ocean Group Ltd. (a)	320,700	638,511
Marine Harvest	701,500	650,913
Sevan Marine ASA (a)	223,200	323,120
TGS Nopec Geophysical Co., ASA	5,800	111,160
		1,723,704
Singapore — 2.0%
Avago Technologies Ltd. (a)	51,200	1,050,624
Cityspring Infrastructure Trust	1,801,000	790,317
Wing Tai Holdings Ltd.	487,400	640,043
		2,480,984
South Africa — 0.5%
African Bank Investments Ltd.	144,400	691,446
South Korea — 0.7%
Celltrion, Inc.	47,200	911,761
Spain — 0.6%
Laboratorios Farmaceuticos Rovi SA	85,600	745,722
Switzerland — 2.1%
Addex Pharmaceuticals Ltd. (a)	7,800	85,411
Aryzta AG	18,900	722,162
Foster Wheeler AG (a)	22,950	688,041
Lindt & Spruengli AG ‘R’	25	650,257
Rieter Holding AG	1,831	558,222
		2,704,093
Taiwan — 0.7%
Lite-On Technology Corp.	673,000	893,189
Thailand — 0.4%
Mermaid Maritime Pcl (a)	953,760	497,346
United Kingdom — 8.0%
Amlin Plc	132,934	760,596
Antofagasta Plc	20,700	313,851
Britvic Plc	120,200	880,969
Cairn Energy Plc (a)	75,400	460,153
Charter International Plc	74,900	919,632
EasyJet Plc (a)	89,550	643,563
GKN Plc	120,200	249,372
Group 4 Securicor Plc	190,400	775,027
Halfords Group Plc	98,450	762,605
Hikma Pharmaceuticals Plc	88,100	842,101
Intertek Group Plc	27,800	631,365
Kesa Electricals Plc	346,200	657,845
Premier Oil Plc (a)	27,500	532,569
Rexam Plc	162,190	799,743
Rightmove Plc	28,900	307,489
Schroders Plc	29,200	617,335
		10,154,215
United States — 48.7%
AMB Property Corp.	12,400	345,464
Abercrombie & Fitch Co., Class A	5,500	240,515
Acadia Realty Trust	18,700	356,796

Common Stocks	Shares	Value
United States (continued)
Adtran, Inc.	32,500	$ 870,025
Advanced Energy Industries, Inc. (a)	43,600	641,792
Alpha Natural Resources, Inc. (a)	16,300	767,404
Arch Capital Group Ltd. (a)	6,900	521,502
Autoliv, Inc.	9,600	525,600
BJ’s Restaurants, Inc. (a)	19,650	474,154
BMC Software, Inc. (a)	20,900	822,624
Bank of Hawaii Corp.	13,600	719,168
Blackboard, Inc. (a)	21,800	927,590
BorgWarner, Inc. (a)	9,275	401,979
Brocade Communications Systems, Inc. (a)	97,200	630,828
Brooks Automation, Inc. (a)	72,000	699,840
Cadence Design Systems, Inc. (a)	94,050	701,613
CardioNet, Inc. (a)	26,700	256,854
Celanese Corp., Series A	28,400	908,516
Cliffs Natural Resources, Inc.	11,800	737,854
Commercial Vehicle Group, Inc. (a)	47,700	447,426
ComScore, Inc. (a)	23,350	423,803
Core Laboratories NV	4,700	704,483
Corporate Office Properties Trust	11,600	469,220
Covanta Holding Corp. (a)	34,050	595,194
Coventry Health Care, Inc. (a)	24,100	572,134
Cullen/Frost Bankers, Inc.	17,000	1,009,120
DSP Group, Inc. (a)	91,300	745,921
Delta Air Lines, Inc. (a)	40,300	486,824
Digital Realty Trust, Inc.	12,300	722,010
Drew Industries, Inc. (a)	24,500	628,425
Duoyuan Printing, Inc. (a)	17,800	154,148
Electronic Arts, Inc. (a)	51,900	1,005,303
Electronics for Imaging, Inc. (a)	58,900	756,865
Essex Property Trust, Inc.	3,600	380,952
FTI Consulting, Inc. (a)	10,350	425,696
Ferro Corp. (a)	74,200	810,264
Fidelity National Title Group, Inc., Class A	32,000	485,760
Foot Locker, Inc.	41,900	643,165
Guess?, Inc.	24,850	1,139,869
Home Properties, Inc.	13,100	650,939
IDEX Corp.	28,800	967,680
IPC The Hospitalist Co., Inc. (a)	20,700	642,528
ITC Holdings Corp.	20,400	1,138,932
Intersil Corp., Class A	67,100	998,448
j2 Global Communications, Inc. (a)	35,300	850,024
JDS Uniphase Corp. (a)	52,300	679,377
K-Swiss, Inc., Class A (a)	16,300	202,772
Kindred Healthcare, Inc. (a)	27,500	490,600
Kinetic Concepts, Inc. (a)	18,000	779,400
King Pharmaceuticals, Inc. (a)	55,300	541,940
Knight Capital Group, Inc., Class A (a)	10,500	163,275
LKQ Corp. (a)	39,200	825,552
Landstar System, Inc.	18,800	831,336
Linear Technology Corp.	10,300	309,618
The Macerich Co.	18,758	838,670
Manpower, Inc.	12,000	673,200
Maxim Integrated Products, Inc.	38,100	739,902
Mentor Graphics Corp. (a)	73,400	659,866
Merit Medical Systems, Inc. (a)	44,700	722,799
Molex, Inc.	5,600	125,496
Nektar Therapeutics (a)	33,600	469,056

See Notes to Financial Statements.

28 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (continued)

Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Nordson Corp.	9,500	$ 682,290
Northeast Utilities, Inc.	31,800	883,722
Nuance Communications, Inc. (a)	55,100	1,006,678
OM Group, Inc. (a)	15,400	581,350
ON Semiconductor Corp. (a)	96,200	763,828
PMC-Sierra, Inc. (a)	93,300	825,705
Packaging Corp. of America	33,600	830,928
PartnerRe Ltd.	11,000	853,380
People’s United Financial, Inc.	37,000	574,610
PetroHawk Energy Corp. (a)	35,200	759,968
Pharmaceutical Product Development, Inc.	28,600	786,500
Phillips-Van Heusen Corp.	18,000	1,134,180
Polycom, Inc. (a)	25,650	834,907
QLogic Corp. (a)	45,600	883,272
QuinStreet, Inc. (a)	16,300	275,307
Regis Corp.	28,450	543,964
Silgan Holdings, Inc.	9,700	585,201
St. Mary Land & Exploration Co.	7,400	297,776
Stancorp Financial Group, Inc.	12,900	579,984
Steel Dynamics, Inc.	29,200	458,732
Stratasys, Inc. (a)	13,150	313,496
Support.com, Inc. (a)	190,650	831,234
Sybase, Inc. (a)	22,450	973,881
Tanger Factory Outlet Centers, Inc.	22,150	921,440
Terex Corp. (a)	27,500	729,300
Timken Co.	29,800	1,048,365
Urban Outfitters, Inc. (a)	35,900	1,346,609
The Warnaco Group, Inc. (a)	14,550	696,072
Watsco, Inc.	5,000	296,100
Whiting Petroleum Corp. (a)	5,200	469,716
Winnebago Industries, Inc. (a)	30,650	509,709
XL Capital Ltd., Class A	31,900	567,820
Zoran Corp. (a)	74,950	729,263
		62,033,397

Total Long-Term Investments
(Cost — 98,826,707) — 98.4%	125,342,459

	Par
Short-Term Securities	(000)	Value
Time Deposits — 1.4%
Brown Brothers Harriman & Co.,
0.23%, 5/03/10 (e)	USD 1,807	$ 1,806,981
	Beneficial
	Interest
	(000)
Money Market Fund — 0.6%
BlackRock Liquidity Series, LLC
Money Market Series, 0.22% (d)(e)(f)	825	825,000
Total Short-Term Securities
(Cost — $2,631,982) — 2.0%		2,631,981
Total Investments (Cost — $101,458,689*) — 100.4%		127,974,440
Liabilities in Excess of Other Assets — (0.4)%		(556,818)
Net Assets — 100.0%		$127,417,622

* The cost and unrealized appreciation (depreciation) of investments as of
April 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$105,475,322
Gross unrealized appreciation	$ 25,912,346
Gross unrealized depreciation	(3,413,228)
Net unrealized appreciation	$ 22,499,118

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c) Security, or a portion of security, is on loan.

(d) Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Shares/	Shares/	Shares/	Shares/
	Beneficial	Beneficial	Beneficial	Beneficial	Value at
	Interest Held at	Interest	Interest	Interest Held at	April 30,	Realized
Affiliate	April 30, 2009	Purchased	Sold	April 30, 2010	2010	Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund,
Institutional Class	—	—*	—*	—	—	—	$ 8,072
BlackRock Liquidity Series, LLC
Money Market Series	$1,573,500	—	$(748,500)** $825,000		$825,000	—	$ 9,797
iShares Russell Microcap Index Fund	6,550	—	(6,550)	—	—	$ 12,163	—

* Represents net shares purchased/sold.
** Represents net beneficial interest sold.
(e) Represents the current yield as of report date.
(f) Security was purchased with the cash collateral from loaned securities.
• For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (concluded)

Global SmallCap Portfolio

• Foreign currency exchange contracts as of April 30, 2010 were as follows:

						Unrealized
Currency		Currency			Settlement Appreciation
Purchased			Sold	Counterparty	Date	(Depreciation)
USD	46,283	BRL	80,139	Brown Brothers
				Harriman & Co.	5/03/10	$ 180
USD	5,988	CHF	6,500	Brown Brothers
				Harriman & Co.	5/03/10	(52)
USD	5,095	DKK	28,728	Brown Brothers
				Harriman & Co.	5/03/10	(44)
CAD	51,652	USD	51,203	State Street
				Bank & Trust Co.	5/03/10	(354)
EUR	27,470	USD	36,127	State Street
				Bank & Trust Co.	5/03/10	447
USD	107,091	EUR	81,427	State Street
				Bank & Trust Co.	5/03/10	(1,325)
USD	41,842	ZAR	311,283	State Street
				Bank & Trust Co.	5/03/10	(278)
EUR	17,470	USD	23,132	State Street
				Bank & Trust Co.	5/04/10	129
USD	23,251	EUR	17,560	State Street
				Bank & Trust Co.	5/04/10	(130)
USD	110,194	GBP	72,517	State Street
				Bank & Trust Co.	5/04/10	(760)
Total						$ (2,187)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other signifi-
cant accounting policies, please refer to Note 1 of the Notes to Financial
Statements.

The following tables summarize the inputs used as of April 30, 2010 in determin-
ing the fair valuation of the Portfolio’s investments:

Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term
Investments:
Australia	—	$ 2,231,229	—	$ 2,231,229
Austria	—	1,082,853	—	1,082,853
Belgium	—	1,025,437	—	1,025,437
Bermuda	$ 851,293	—	—	851,293
Brazil	795,311	—	—	795,311
Canada	6,899,407	—	—	6,899,407
Cayman Islands	356,705	1,203,233	—	1,559,938
China	648,960	495,276	—	1,144,236
Denmark	—	247,787	—	247,787
Finland	—	876,044	—	876,044
France	—	2,094,304	—	2,094,304
Germany	795,041	6,544,779	—	7,339,820
Greece	—	504,590	—	504,590
Hong Kong	173,394	1,752,204	—	1,925,598
India	—	1,540,564	—	1,540,564
Ireland	1,072,896	464,515	—	1,537,411
Israel	944,757	—	—	944,757
Italy	—	1,562,876	—	1,562,876
Japan	—	7,568,374	—	7,568,374
Malaysia	—	433,518	—	433,518
Netherlands	—	341,255	—	341,255
Norway	—	1,723,704	—	1,723,704
Singapore	1,050,624	1,430,360	—	2,480,984
South Africa	—	691,446	—	691,446
South Korea	—	911,761	—	911,761
Spain	—	745,722	—	745,722
Switzerland	688,041	2,016,052	—	2,704,093
Taiwan	—	893,189	—	893,189
Thailand	—	497,346	—	497,346
United Kingdom	—	10,154,215	—	10,154,215
United States	62,033,397	—	—	62,033,397
Short-Term
Securities:
Money Market
Fund	—	825,000	—	825,000
Time Deposits	—	1,806,981	—	1,806,981
Total	$76,309,826	$ 51,664,614	—	$127,974,440
Other Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	— $	756	—	$ 756
Liabilities	—	(2,943)	—	(2,943)
Total	— $	(2,187)	—	$ (2,187)

1 Other financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

30 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments April 30, 2010

Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
Alliant Techsystems, Inc. (a)	4,600	$ 372,186
Curtiss-Wright Corp.	27,000	963,090
		1,335,276
Airlines — 0.5%
Delta Air Lines, Inc. (a)	55,300	668,024
Biotechnology — 0.2%
Vertex Pharmaceuticals, Inc. (a)	5,600	217,112
Chemicals — 1.7%
Cytec Industries, Inc.	17,800	855,468
FMC Corp.	16,300	1,037,332
Intrepid Potash, Inc. (a)	9,900	259,974
		2,152,774
Commercial Banks — 6.8%
Associated Banc-Corp.	64,800	941,544
Bank of Hawaii Corp.	19,000	1,004,720
City National Corp.	10,800	672,624
Cullen/Frost Bankers, Inc.	15,900	943,824
FirstMerit Corp.	33,900	796,650
Marshall & Ilsley Corp.	96,300	876,330
Regions Financial Corp.	136,300	1,204,892
TCF Financial Corp.	53,800	1,002,294
Valley National Bancorp	57,700	937,048
		8,379,926
Commercial Services & Supplies — 0.5%
Republic Services, Inc., Class A	18,410	571,263
Communications Equipment — 1.9%
Brocade Communications Systems, Inc. (a)	95,200	617,848
JDS Uniphase Corp. (a)	50,600	657,294
Tellabs, Inc.	120,900	1,097,772
		2,372,914
Construction & Engineering — 2.0%
Foster Wheeler AG (a)	11,500	344,770
Jacobs Engineering Group, Inc. (a)	18,000	867,960
URS Corp. (a)	23,500	1,206,725
		2,419,455
Consumer Finance — 0.7%
Discover Financial Services, Inc.	55,400	856,484
Containers & Packaging — 2.0%
Bemis Co.	19,100	580,831
Owens-Illinois, Inc. (a)	17,800	630,832
Packaging Corp. of America	12,100	299,233
Sonoco Products Co.	29,100	964,083
		2,474,979
Distributors — 0.7%
Genuine Parts Co.	20,100	860,280
Diversified Consumer Services — 0.4%
Regis Corp.	28,100	537,272
Diversified Telecommunication Services — 1.0%
Qwest Communications International, Inc.	233,000	1,218,590
Electric Utilities — 2.3%
DPL, Inc.	26,000	732,680
Great Plains Energy, Inc.	27,200	525,776

Common Stocks	Shares	Value
Electric Utilities (concluded)
Hawaiian Electric Industries, Inc.	26,900	$ 628,115
Northeast Utilities, Inc.	35,600	989,324
		2,875,895
Electrical Equipment — 0.6%
Ametek, Inc.	16,700	722,275
Electronic Equipment,
Instruments & Components — 3.0%
Arrow Electronics, Inc. (a)	33,900	1,033,950
Avnet, Inc. (a)	45,000	1,438,650
Ingram Micro, Inc., Class A (a)	54,200	984,272
Molex, Inc.	13,600	304,776
		3,761,648
Energy Equipment & Services — 2.3%
Dresser-Rand Group, Inc. (a)	35,000	1,234,800
Patterson-UTI Energy, Inc.	44,500	680,405
Superior Energy Services, Inc. (a)	35,000	947,100
		2,862,305
Food Products — 1.3%
The J.M. Smucker Co.	8,900	543,523
Smithfield Foods, Inc. (a)	59,900	1,122,526
		1,666,049
Gas Utilities — 2.0%
Nicor, Inc.	13,600	591,736
South Jersey Industries, Inc.	18,500	834,535
UGI Corp.	40,500	1,113,345
		2,539,616
Health Care Equipment & Supplies — 2.0%
Kinetic Concepts, Inc. (a)	44,700	1,935,510
Zimmer Holdings, Inc. (a)	8,100	493,371
		2,428,881
Health Care Providers & Services — 2.8%
Coventry Health Care, Inc. (a)	80,800	1,918,192
Health Net, Inc. (a)	69,200	1,523,784
		3,441,976
Hotels, Restaurants & Leisure — 0.1%
Burger King Holdings, Inc.	8,600	181,460
Household Durables — 1.1%
Jarden Corp.	24,900	799,788
MDC Holdings, Inc.	15,900	608,970
		1,408,758
Household Products — 1.9%
Church & Dwight Co., Inc.	9,900	685,575
Clorox Co.	16,000	1,035,200
Energizer Holdings, Inc. (a)	9,900	604,890
		2,325,665
IT Services — 1.5%
Amdocs Ltd. (a)	28,200	900,708
Convergys Corp. (a)	77,700	982,128
		1,882,836
Insurance — 9.8%
American Financial Group, Inc.	26,200	771,066
Arch Capital Group Ltd. (a)	12,000	906,960
Arthur J. Gallagher & Co.	37,900	995,633

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (continued)

Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Fidelity National Title Group, Inc., Class A	37,000	$ 561,660
First American Corp.	24,200	836,594
HCC Insurance Holdings, Inc.	31,400	853,766
The Hanover Insurance Group, Inc.	19,100	860,455
Mercury General Corp.	15,100	679,349
PartnerRe Ltd.	10,500	814,590
ProAssurance Corp. (a)	14,500	883,775
Protective Life Corp.	31,900	767,833
Reinsurance Group of America, Inc.	19,000	980,970
Stancorp Financial Group, Inc.	16,800	755,328
Symetra Financial Corp. (a)	25,000	337,500
W.R. Berkley Corp.	44,700	1,206,900
		12,212,379
Internet Software & Services — 0.9%
IAC/InterActiveCorp. (a)	51,100	1,145,662
Leisure Equipment & Products — 1.0%
Mattel, Inc.	54,700	1,260,835
Life Sciences Tools & Services — 2.5%
Affymetrix, Inc. (a)	162,400	1,127,056
Pharmaceutical Product Development, Inc.	70,800	1,947,000
		3,074,056
Machinery — 7.9%
AGCO Corp. (a)	32,600	1,141,652
Dover Corp.	25,600	1,336,832
Harsco Corp.	15,000	464,400
IDEX Corp.	24,100	809,760
Joy Global, Inc.	12,100	687,401
Parker Hannifin Corp.	21,100	1,459,698
SPX Corp.	15,200	1,062,176
Terex Corp. (a)	32,600	864,552
Timken Co.	57,400	2,019,332
		9,845,803
Media — 1.3%
Harte-Hanks, Inc.	114,100	1,643,040
Metals & Mining — 1.7%
Carpenter Technology Corp.	20,500	805,035
Cliffs Natural Resources, Inc.	20,600	1,288,118
		2,093,153
Multi-Utilities — 4.1%
Alliant Energy Corp.	38,500	1,316,700
MDU Resources Group, Inc.	32,700	693,240
NSTAR	19,300	706,380
OGE Energy Corp.	15,800	653,804
Vectren Corp.	11,000	275,110
Wisconsin Energy Corp.	27,300	1,433,523
		5,078,757
Multiline Retail — 1.0%
JCPenney Co., Inc.	43,500	1,268,895
Oil & Gas Exploration & Production — 0.4%
Cabot Oil & Gas Corp., Class A	13,900	502,207
Oil & Gas Producers — 1.5%
Whiting Petroleum Corp. (a)	20,300	1,833,699
Oil, Gas & Consumable Fuels — 2.1%
Arch Coal, Inc.	30,400	820,800
Frontier Oil Corp.	23,500	357,200

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
PetroHawk Energy Corp. (a)	24,800	$ 535,432
St. Mary Land & Exploration Co.	21,600	869,184
		2,582,616
Personal Products — 0.3%
Alberto-Culver Co.	13,400	385,920
Pharmaceuticals — 1.1%
King Pharmaceuticals, Inc. (a)	134,200	1,315,160
Real Estate Investment Trusts (REITs) — 6.8%
AMB Property Corp.	44,500	1,239,770
American Campus Communities, Inc.	21,100	594,387
BioMed Realty Trust, Inc.	39,600	732,996
Camden Property Trust	11,300	547,259
Corporate Office Properties Trust	13,400	542,030
Essex Property Trust, Inc.	6,700	708,994
Federal Realty Investment Trust	9,900	766,161
HRPT Properties Trust	121,200	950,208
Highwoods Properties, Inc.	10,000	319,700
The Macerich Co. (b)	31,407	1,404,207
Plum Creek Timber Co., Inc.	17,000	676,600
		8,482,312
Real Estate Management & Development — 0.5%
Jones Lang LaSalle, Inc.	7,500	591,600
Semiconductors & Semiconductor Equipment — 3.4%
Fairchild Semiconductor International, Inc. (a)	73,300	822,426
Intersil Corp., Class A	64,700	962,736
KLA-Tencor Corp.	28,300	963,898
Microchip Technology, Inc. (b)	20,600	601,726
RF Micro Devices, Inc. (a)	155,000	871,100
		4,221,886
Software — 3.5%
CA, Inc.	46,800	1,067,508
Electronic Arts, Inc. (a)	48,700	943,319
Novell, Inc. (a)	90,300	506,583
Synopsys, Inc. (a)	33,100	751,701
TIBCO Software, Inc. (a)	89,200	1,016,880
		4,285,991
Specialty Retail — 4.3%
Foot Locker, Inc.	73,300	1,125,155
The Gap, Inc.	34,300	848,239
Limited Brands, Inc.	38,900	1,042,520
RadioShack Corp.	46,000	991,300
Urban Outfitters, Inc. (a)	35,900	1,346,609
		5,353,823
Textiles, Apparel & Luxury Goods — 1.5%
Phillips-Van Heusen Corp.	12,100	762,421
VF Corp.	13,300	1,149,386
		1,911,807
Thrifts & Mortgage Finance — 2.0%
First Niagara Financial Group, Inc.	70,400	978,560
New York Community Bancorp, Inc.	89,600	1,475,712
		2,454,272
Water Utilities — 0.7%
Aqua America, Inc.	44,000	806,520
Total Common Stocks — 98.7%		122,512,106

See Notes to Financial Statements.

32 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Schedule of Investments (concluded)

Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Preferred Securities	Shares	Value
Preferred Stocks
Commercial Banks — 0.1%
Popular, Inc., Series D, 0.00% (a)	2,944	$ 96,297
Total Preferred Securities — 0.1%		96,297
Total Long-Term Investments
(Cost — $92,384,928) — 98.8%		122,608,403
	Par
Short-Term Securities	(000)
Time Deposits — 1.4%
Brown Brothers Harriman & Co.,
0.23% 5/03/10 (c)	$ 1,737	1,736,687

	Beneficial
	Interest
	(000)	Value
Money Market Fund — 1.7%
BlackRock Liquidity Series, LLC
Money Market Series, 0.22% (c)(d)(e)	$ 2,049	2,049,458
Total Short-Term Securities
(Cost — $3,786,145) — 3.1%		3,786,145
Total Investments (Cost — $96,171,073*) — 101.9%		126,394,548
Liabilities in Excess of Other Assets — (1.9)%		(2,323,029)
Net Assets — 100.0%		$124,071,519

* •The cost and unrealized appreciation (depreciation) of investments as of
April 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 97,466,399
Gross unrealized appreciation	$ 29,204,439
Gross unrealized depreciation	(276,290)
Net unrealized appreciation	$ 28,928,149

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Represents the current yield as of report date.

(d) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Shares/	Shares/	Shares/	Shares/
	Beneficial	Beneficial	Beneficial	Beneficial	Value at
	Interest Held at	Interest	Interest	Interest Held at	April 30,	Realized
Affiliate	April 30, 2009	Purchased	Sold	April 30, 2010	2010	Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund,
Institutional Class	—	—*	—*	—	—	—	$ 6,500
BlackRock Liquidity Series, LLC
Money Market Series	$3,513,000	—	$1,463,542** $2,049,458		$2,049,458	—	$ 28,376
iShares Dow Jones U.S. Real Estate Index Fund	—	76,100	76,100	—	—	$ 329,633	$ 60,329
iShares Russell MidCap Growth Index Fund	39,300	—	39,300	—	—	$ 511,111	$ 6,787

* Represents net shares purchased/sold.
** Represents net beneficial interest sold.

(e) Security was purchased with the cash collateral from loaned securities.
• For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For infor-
mation about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial
Statements.
The following table summarizes the inputs used as of April 30, 2010 in determin-
ing the fair valuation of the Portfolio’s investments:

Investments in Securities

Valuation Inputs Level 1		Level 2	Level 3	Total
Assets:
Long-Term
Investments:
Common
Stocks[1]	$122,512,106	—	—	$122,512,106
Preferred
Stocks	— $	96,297	—	96,297
Short-Term
Securities:
Money
Market Fund	—	2,049,458	—	2,049,458
Time
Deposits	—	1,736,687	—	1,736,687
Total	$122,512,106 $	3,882,442	—	$126,394,548

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Statements of Assets and Liabilities
	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
April 30, 2010	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments at value — unaffiliated[1,2]	$270,535,905	$ 86,733,521	$127,149,440	$124,345,090
Investments at value — affiliated[3]	—	—	825,000	2,049,458
Cash	—	19,500	—	—
Foreign currency at value[4]	—	419,670	127,122	—
Unrealized appreciation on swaps	4,674,769	—	—	—
Unrealized appreciation on foreign currency exchange contracts	—	91,913	756	—
Cash pledged for financial futures contracts	98,000	—	—	—
TBA sale commitments receivable	78,556,960	—	—	—
Investments sold receivable	31,614,975	5,158,670	566,399	415,667
Interest receivable	813,824	1,701,418	—	—
Swaps receivable	557,431	—	—	—
Capital shares sold receivable	399,588	58,631	315,052	302,999
Investment advisory fees receivable	49,957	48,645	30,794	19,137
Dividends receivable	—	16,643	180,257	71,976
Prepaid expenses	8,022	9,110	7,817	9,271
Securities lending income receivable — affiliated	—	—	901	1,131
Other assets	—	3,320	—	—
Total assets	387,309,431	94,261,041	129,203,538	127,214,729
Liabilities
Collateral at value — securities loaned	—	—	825,000	2,049,458
TBA sale commitments at value[5]	78,679,661	—	—	—
Options written at value[6]	92,684	—	—	—
Unrealized depreciation on swaps	4,211,663	—	—	—
Unrealized depreciation on unfunded loan commitments	—	10,335	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—	2,943	—
Reverse repurchase agreements	—	4,774,136	—	—
Cash collateral received for swaps	100,000	—	—	—
Investments purchased payable	173,528,888	2,579,967	472,468	637,336
Income dividends payable	483,733	730,679	—	—
Swaps payable	477,920	—	—	—
Capital shares redeemed payable	82,934	8,155	391,187	419,130
Margin variation payable	61,923	—	—	—
Other affiliates payable	5,774	5,567	5,797	5,786
Interest expense payable	—	594	—	—
Officer’s and Trustees’ fees payable	63	47	68	65
Other accrued expenses payable	37,824	32,919	88,453	31,435
Other liabilities	32,793	—	—	—
Total liabilities	257,795,860	8,142,399	1,785,916	3,143,210
Net Assets	$129,513,571	$ 86,118,642	$127,417,622	$124,071,519
Net Assets Consist of
Paid-in capital[7]	$125,362,934	$ 97,216,660	$128,255,508	$138,356,153
Undistributed (distributions in excess of) net investment income	755,272	(75,079)	601,629	593,977
Undistributed (accumulated) net realized gain (loss)	1,894,914	(13,885,164)	(27,952,538)	(45,102,086)
Net unrealized appreciation/depreciation	1,500,451	2,862,225	26,513,023	30,223,475
Net Assets	$129,513,571	$ 86,118,642	$127,417,622	$124,071,519
Net asset value per share	$ 10.39	$ 9.59	$ 11.53	$ 10.06
[1] Investments at cost — unaffiliated	$269,395,530	$ 83,951,274	$100,633,689	$ 94,121,615
[2] Securities loaned at value	—	—	$ 830,250	$ 1,944,010
[3] Investments at cost — affiliated	—	—	$ 825,000	$ 2,049,458
[4] Foreign currency at cost	—	$ 419,487	$ 127,031	—
[5] Proceeds from TBA sale commitments	$ 78,556,960	—	—	—
[6] Premiums received	$ 190,046	—	—	—
[7] Shares outstanding, unlimited shares authorized, $0.01 par value per share	12,468,056	8,978,998	11,052,096	12,327,993
See Notes to Financial Statements.

34 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Statements of Operations
	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
Year Ended April 30, 2010	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income
Dividends	—	$ 16,994	$ 1,818,568	$ 2,032,209
Foreign taxes withheld	—	—	(79,482)	—
Interest	$ 6,156,682	8,532,014	302	545
Income — affiliated	5,531	838	8,072	73,616
Securities lending — affiliated	—	—	9,797	28,376
Facility and other fees	—	174,867	—	—
Total income	6,162,213	8,724,713	1,757,257	2,134,746
Expenses
Investment advisory	546,219	355,602	1,061,576	777,822
Accounting services	58,607	51,580	69,536	59,080
Professional	54,306	54,383	66,001	50,765
Custodian	39,461	22,722	107,000	18,848
Transfer agent	30,626	26,133	48,472	47,968
Printing	24,906	19,222	26,642	24,789
Registration	22,909	25,171	23,973	22,772
Officer and Trustees	18,445	17,614	18,569	18,383
Miscellaneous	35,072	50,344	31,893	14,424
Total expenses excluding interest expense	830,551	622,771	1,453,662	1,034,851
Interest expense	10,771	4,528	—	—
Total expenses	841,322	627,299	1,453,662	1,034,851
Less fees waived and reimbursed by advisor	(830,551)	(622,771)	(1,453,662)	(1,034,851)
Total expenses after fees waived and reimbursed	10,771	4,528	—	—
Net investment income	6,151,442	8,720,185	1,757,257	2,134,746
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,374,323	2,489,998	9,273,339	13,917,149
Investments — affiliated	—	—	12,163	840,744
Financial futures contracts	389,560	—	—	—
Swaps	110,801	1,959	—	—
Foreign currency transactions	—	134,588	(39,412)	—
Options written	575,669	—	—	—
	5,450,353	2,626,545	9,246,090	14,757,893
Net change in unrealized appreciation/depreciation on:
Investments	5,588,104	22,934,271	32,659,156	32,234,497
Financial futures contracts	(67,348)	—	—	—
Swaps	(275,668)	—	—	—
Foreign currency transactions	—	192,896	(240)	—
Options written	97,362	—	—	—
Unfunded loan commitments	—	(10,335)	—	—
	5,342,450	23,116,832	32,658,916	32,234,497
Total realized and unrealized gain	10,792,803	25,743,377	41,905,006	46,992,390
Net Increase in Net Assets Resulting from Operations	$ 16,944,245	$ 34,463,562	$ 43,662,263	$ 49,127,136

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Statements of Changes in Net Assets
	U.S. Mortgage Portfolio		High Income Portfolio
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets	2010	2009	2010	2009
Operations
Net investment income	$ 6,151,442	$ 7,839,886	$ 8,720,185	$ 9,648,625
Net realized gain (loss)	5,450,353	(195,410)	2,626,545	(13,785,013)
Net change in unrealized appreciation/depreciation	5,342,450	(4,374,510)	23,116,832	(15,129,201)
Net increase (decrease) in net assets resulting from operations	16,944,245	3,269,966	34,463,562	(19,265,589)
Dividends and Distributions to Shareholders From
Net investment income	(6,239,727)	(7,570,116)	(8,982,966)	(10,005,388)
Net realized gain	(2,045,010)	—	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(8,284,737)	(7,570,116)	(8,982,966)	(10,005,388)
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	11,085,417	(28,244,532)	(15,995,543)	(7,733,882)
Net Assets
Total increase (decrease) in net assets	19,744,925	(32,544,682)	9,485,053	(37,004,859)
Beginning of year	109,768,646	142,313,328	76,633,589	113,638,448
End of year	$129,513,571	$109,768,646	$ 86,118,642	$ 76,633,589
Undistributed (distributions in excess of) net investment income	$ 755,272	$ 673,790	$ (75,079)	$ (43,735)
			Mid Cap Value
	Global SmallCap Portfolio		Opportunities Portfolio
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets	2010	2009	2010	2009
Operations
Net investment income	$ 1,757,257	$ 2,352,374	$ 2,134,746	$ 2,380,986
Net realized gain (loss)	9,246,090	(35,293,059)	14,757,893	(53,221,190)
Net change in unrealized appreciation/depreciation	32,658,916	(20,351,629)	32,234,497	582,993
Net increase (decrease) in net assets resulting from operations	43,662,263	(53,292,314)	49,127,136	(50,257,211)
Dividends and Distributions to Shareholders From
Net investment income	(3,136,752)	(1,292,211)	(1,858,026)	(2,709,708)
Net realized gain	—	(3,206,259)	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(3,136,752)	(4,498,470)	(1,858,026)	(2,709,708)
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(22,346,821)	2,646,701	(28,596,427)	(1,950,293)
Net Assets
Total increase (decrease) in net assets	18,178,690	(55,144,083)	18,672,683	(54,917,212)
Beginning of year	109,238,932	164,383,015	105,398,836	160,316,048
End of year	$127,417,622	$109,238,932	$124,071,519	$105,398,836
Undistributed net investment income	$ 601,629	$ 1,612,917	$ 593,977	$ 330,973
See Notes to Financial Statements.

36 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Financial Highlights
		U.S. Mortgage Portfolio
					Period
					July 29, 2005[1]
		Year Ended April 30,			to April 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 9.64	$ 9.88	$ 9.90	$ 9.72	$ 10.00
Net investment income[2]	0.53	0.56	0.56	0.53	0.34
Net realized and unrealized gain (loss)	0.93	(0.26)	(0.02)	0.15	(0.28)
Net increase from investment operations	1.46	0.30	0.54	0.68	0.06
Dividends and distributions from:
Net investment income	(0.54)	(0.54)	(0.56)	(0.50)	(0.34)
Net realized gain	(0.17)	—	—	—	—
Total dividends and distributions	(0.71)	(0.54)	(0.56)	(0.50)	(0.34)
Net asset value, end of period	$ 10.39	$ 9.64	$ 9.88	$ 9.90	$ 9.72
Total Investment Return[3]
Based on net asset value	15.52%	3.26%	5.63%	7.19%	0.57%[4]
Ratios to Average Net Assets
Total expenses	0.71%	0.83%	1.02%	0.67%	0.75%[5]
Total expenses after fees waived, reimbursed and paid indirectly	0.01%	0.19%	0.39%	0.00%	0.00%[5]
Total expenses after fees waived, reimbursed and paid indirectly
and excluding interest expense	0.00%	0.00%[6]	0.00%[6]	0.00%	0.00%[5]
Net investment income	5.18%	5.82%	5.64%	5.37%	4.57%[5]
Supplemental Data
Net assets, end of period (000)	$129,514	$ 109,769	$ 142,254	$ 120,677	$ 83,031
Portfolio turnover	1,371%[7]	1,642%[8]	2,804%[9]	1,316%	382%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.
6 Less than 0.01%.
7 Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 517%.
8 Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 444%.
9 Includes TBA transactions. Excluding these transactions the portfolio turnover would have been 686%.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Financial Highlights (continued)
			High Income Portfolio
					Period
					July 29, 2005[1]
		Year Ended April 30,			to April 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 7.10	$ 9.36	$ 10.29	$ 9.95	$ 10.00
Net investment income[2]	0.87	0.80	0.82	0.78	0.54
Net realized and unrealized gain (loss)	2.51	(2.24)	(0.93)	0.36	0.03
Net increase (decrease) from investment operations	3.38	(1.44)	(0.11)	1.14	0.57
Dividends and distributions from:
Net investment income	(0.89)	(0.82)	(0.82)	(0.80)	(0.62)
Net realized gain	—	—	(0.00)[3]	—	—
Total dividends and distributions	(0.89)	(0.82)	(0.82)	(0.80)	(0.62)
Net asset value, end of period	$ 9.59	$ 7.10	$ 9.36	$ 10.29	$ 9.95
Total Investment Return[4]
Based on net asset value	49.58%	(15.17)%	(0.98)%	11.98%	6.01%[5]
Ratios to Average Net Assets
Total expenses	0.72%	0.67%	0.62%	0.66%	0.72%[6]
Total expenses after fees waived, reimbursed and paid indirectly	0.01%	0.00%	0.00%	0.00%	0.00%[6]
Total expenses after fees waived, reimbursed and paid indirectly
and excluding interest expense	0.00%	0.00%	0.00%	0.00%	0.00%[6]
Net investment income	10.05%	10.37%	8.47%	7.97%	8.24%[6]
Supplemental Data
Net assets, end of period (000)	$ 86,119	$ 76,634	$ 113,638	$ 94,768	$ 89,219
Portfolio turnover	106%	80%	58%	91%	61%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than ($0.01) per share.
4 Where applicable, total investment returns include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

38 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Financial Highlights (continued)
		Global SmallCap Portfolio
					Period
					August 2, 2005[1]
		Year Ended April 30,			to April 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 8.28	$ 12.38	$ 13.36	$ 11.84	$ 10.00
Net investment income[2]	0.14	0.17	0.19	0.21	0.12
Net realized and unrealized gain (loss)	3.36	(3.93)	0.26	1.51	1.73
Net increase (decrease) from investment operations	3.50	(3.76)	0.45	1.72	1.85
Dividends and distributions from:
Net investment income	(0.25)	(0.10)	(0.34)	(0.10)	(0.01)
Net realized gain	—	(0.24)	(1.09)	(0.10)	(0.00)[3]
Total dividends and distributions	(0.25)	(0.34)	(1.43)	(0.20)	(0.01)
Net asset value, end of period	$ 11.53	$ 8.28	$ 12.38	$ 13.36	$ 11.84
Total Investment Return[4]
Based on net asset value	42.81%	(31.22)%	2.85%	15.03%	18.56%[5]
Ratios to Average Net Assets
Total expenses	1.16%	1.26%	1.22%	1.29%	1.47%[6]
Total expenses after fees waived and reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%[6]
Net investment income	1.41%	1.79%	1.48%	1.74%	1.51%[6]
Supplemental Data
Net assets, end of period (000)	$127,418	$ 109,239	$ 164,383	$ 134,370	$ 79,601
Portfolio turnover	81%	120%	110%	96%	63%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than ($0.01) per share.
4 Where applicable, total investment returns include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Financial Highlights (concluded)
		Mid Cap Value Opportunities Portfolio
					Period
					August 2, 2005[1]
		Year Ended April 30,			to April 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 6.78	$ 9.97	$ 11.95	$ 11.50	$ 10.00
Net investment income[2]	0.15	0.15	0.13	0.15	0.11
Net realized and unrealized gain (loss)	3.26	(3.17)	(0.80)	1.15	1.48
Net increase (decrease) from investment operations	3.41	(3.02)	(0.67)	1.30	1.59
Dividends and distributions from:
Net investment income	(0.13)	(0.17)	(0.12)	(0.13)	(0.06)
Net realized gain	—	—	(1.19)	(0.72)	(0.03)
Total dividends and distributions	(0.13)	(0.17)	(1.31)	(0.85)	(0.09)
Net asset value, end of period	$ 10.06	$ 6.78	$ 9.97	$ 11.95	$ 11.50
Total Investment Return[3]
Based on net asset value	50.68%	(30.28)%	(6.54)%	12.51%	15.97%[4]
Ratios to Average Net Assets
Total expenses	0.86%	0.86%	0.85%	0.89%	1.00%[5]
Total expenses after fees waived and reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%[5]
Net investment income	1.78%	1.86%	1.22%	1.34%	1.43%[5]
Supplemental Data
Net assets, end of period (000)	$124,072	$ 105,399	$ 160,316	$ 127,259	$ 78,386
Portfolio turnover	81%	179%	148%	78%	84%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

40 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

Managed Account Series (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended
(the “1940 Act”), as a diversified, open-end management investment company. U.S. Mortgage Portfolio, High Income Portfolio, Global Small-
Cap Portfolio and Mid Cap Value Opportunities Portfolio (collectively, the
“Portfolios” or individually the “Portfolio”) are each a series of the Fund.
Each Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
(“US GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates.

Investors may only purchase shares in the four investment portfolios described herein by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee pro-
grams including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Portfolios’ policy is to fair value their financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). The
Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing serv-
ices may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transac-
tions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such invest-
ments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures con-
tracts traded on exchanges are valued at their last sale price. To-be-
announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments.

The Portfolios value their investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Portfolios may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions)
or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be value at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by each Portfolio’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transac-
tion. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatil-
ity or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current mar-
ket factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Portfolios’ books and records are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.
Generally, when the US dollar rises in value against foreign currency, the Portfolios’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolios report foreign currency related transactions as compo-
nents of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: Certain Portfolios may
invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instru-
ments, which are also known as collateralized obligations, and are gen-
erally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obliga-
tions of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans)
may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as bor-
rowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such an asset-
backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase certain mortgage pass-through securi-
ties. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-
related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National
Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation
(“FHLMC”) and the Federal National Mortgage Association (“FNMA”),
including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Certain Portfolios invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the
Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets under-
lying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US government agen-
cies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the
“Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mort-
gages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying

42 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Notes to Financial Statements (continued)

a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experi-
ence greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Portfolios also may invest in stripped mortgage-backed secu-
rities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, gener-
ally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loans: Certain Portfolios may invest in floating rate loan interests that are issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations
(the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolios may invest in obligations of borrowers who are in bankruptcy proceedings.
Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the issuer. Floating rate loan interests generally pay interest at rates that are periodically determined by refer-
ence to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Portfolios consider these investments to be investments in debt securities for purposes of their investment policies.

When a Portfolio buys a floating rate loan interest it may receive a facil-
ity fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Portfolios earn and/or pay facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Portfolios upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Portfolios may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the issuer’s option. The Portfolios may invest in such loans in the form of participa-
tions in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the
Portfolios having a contractual relationship only with the lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing
Participations, the Portfolios generally will have no right to enforce com-
pliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the lender that is selling the Participation.
The Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the
Participation, the Portfolios may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Notes to Financial Statements (continued)

Forward Commitments and When-Issued Delayed Delivery Securities:
The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Portfolios’ maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedules of Investments, if any.

TBA Commitments: Certain Portfolios may enter into TBA commitments pursuant to which it agrees to purchase mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for the mortgage-backed security. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Portfolios generally enter into TBA transactions with the intent to take possession of the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settle-
ment date, which is in addition to the risk of decline in the value of the
Portfolios’ other assets.

Mortgage Dollar Roll Transactions: Certain Portfolios may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. The Portfolios account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers.
In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time.
Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the secu-
rities that the Portfolios are obligated to repurchase under the agree-
ment may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, deter-
mines whether or not to enforce the Portfolios’ obligation to repurchase the securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolio. For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these trans-
actions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the invest-
ment performance of the Portfolio.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Portfolios either deliver collateral or segregate assets in connection with certain invest-
ments (e.g., dollar rolls, TBAs beyond normal settlement, financial futures contracts, foreign currency exchange contracts, swaps and written options), or certain borrowings (e.g., reverse repurchase agreements and treasury rolls). Each Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on require-
ments and agreements with certain exchanges and third party broker-
dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

44 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Portfolios have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: For Global SmallCap Portfolio and Mid
Cap Value Opportunities Portfolio, dividends from net investment income and distributions of capital gains paid by each Portfolio are recorded on ex-dividend dates. For U.S. Mortgage Portfolio and High Income
Portfolio, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-
dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: Each Portfolio may lend securities to financial insti-
tutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day.
Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securi-
ties within the standard time period for settlement of securities transac-
tions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the
Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an invest-
ment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is each of the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended,

applicable to regulated investment companies and to distribute substan-
tially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Portfolio files US federal and various state and local tax returns.
No income tax returns are currently under examination. The statute of limitations on the Portfolios’ US federal tax returns remains open for the four years ended April 30, 2010. The statutes of limitations on the
Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax posi-
tions that require recognition of a tax liability.

Recent Accounting Standards: In January 2010, Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs
(Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settle-
ments in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guid-
ance on the Portfolios’ financial statements and disclosures is currently being assessed.

Other: Expenses directly related to a Portfolio are charged to that
Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolios may engage in various portfolio investment strategies both to increase the returns of the Portfolios and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Portfolios may mitigate coun-
terparty risk through master netting agreements included within an
International Swap and Derivatives Association, Inc. (“ISDA”) Master

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Notes to Financial Statements (continued)

Agreement between a Portfolio and separately each of its counterparties.
The ISDA Master Agreement allows each Portfolio to offset with its coun-
terparty certain derivative financial instrument’s payables and/or receiv-
ables with collateral held with each separate counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and
Collateralization” for information with respect to collateral practices.
In addition, the Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial sta-
bility of those counterparties.

The Portfolios’ maximum risk of loss from counterparty credit risk on
OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Portfolios. For OTC options purchased, the Portfolios bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the
Portfolios do not give rise to counterparty credit risk, as options written obligate the Portfolios to perform and not the counterparty. Certain ISDA
Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolios to accelerate payment of any net liability owed to the counterparty.
Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults pro-
vided by the exchange on which they trade.

Financial Futures Contracts: Certain Portfolios may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctua-
tion in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correla-
tion in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign cur-
rency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign cur-
rency exchange contracts, when used by the Portfolios, help to manage the overall exposure to the currency backing some of the investments held by a Portfolio. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign cur-
rency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options: Certain Portfolios may purchase and write call and put options to increase or decrease its exposure to underlying instruments (equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period.

When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Portfolio is reflected as an asset (liabil-
ity). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased
(written).When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from
(or added to) the proceeds of the instrument sold. When an option expires (or a Portfolio enters into a closing transaction), a Portfolio real-
izes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Portfolio writes a call option, such option is “covered,” meaning that the Portfolio holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Portfolio writes a put option, such option is covered by cash in an amount suffi-
cient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

The Portfolios may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. When foreign

46 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Notes to Financial Statements (continued)

currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Portfolios but not yet delivered, or committed or anticipated to be purchased by the Portfolios.

In purchasing and writing options, the Portfolios bear the risk of an unfa-
vorable change in the value of the underlying instrument or the risk that the Portfolios may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the
Portfolios purchasing or selling a security at a price different from the current market value. The Portfolios may execute transactions in both listed and OTC options.

Swaps: Certain Portfolios may enter into swap agreements, in which the
Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolios are recorded in the Statements of Operations as real-
ized gains or losses, respectively. Any upfront fees paid or received on swaps are recognized as cost and amortized over the term of the swap.
Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolios will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and
Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfa-
vorable changes in interest rates and/or market values associated with these transactions.

• Interest rate swaps — Certain Portfolios may enter into interest rate swaps to gain exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a pre-
mium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivatives Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of April 30, 2010

Asset Derivatives

	Statements of Assets	U.S.	High	Global
	and Liabilities	Mortgage	Income	SmallCap
	Location	Portfolio	Portfolio	Portfolio
Net unrealized
appreciation/depreciation*;
Unrealized appreciation
Interest rate	on swaps; Investments
contracts**	at value — unaffiliated**	$4,711,853	—	—
Unrealized appreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	—	$ 91,913	$ 756
Total		$4,711,853	$ 91,913	$ 756
Liability Derivatives

	Statements of Assets	U.S.	High	Global
	and Liabilities	Mortgage	Income	SmallCap
	Location	Portfolio	Portfolio	Portfolio
Net unrealized
appreciation/depreciation*;
Unrealized depreciation
Interest rate	on swaps; Options
contracts	written, at value	$4,386,795	—	—
Unrealized depreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	—	—	$ 2,943
Total		$4,386,795	—	$ 2,943

* Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.
** Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Statements of Operations
Year Ended April 30, 2010

Net Realized Gain (Loss) From

	U.S.	High	Global
	Mortgage	Income	SmallCap
	Portfolio	Portfolio	Portfolio
Interest rate contracts:
Financial futures contracts	$ 389,560	—	—
Swaps	110,801	—	—
Options***	575,669	—	—
Foreign currency exchange contracts:
Foreign currency transactions	—	$ 131,306	$ (19,290)
Credit contracts:
Swaps	—	1,959	—
Total	$1,076,030	$ 133,265	$ (19,290)
Net Change in Unrealized Appreciation/Depreciation on

	U.S.	High	Global
	Mortgage	Income	SmallCap
	Portfolio	Portfolio	Portfolio
Interest rate contracts:
Financial futures contracts	$ (67,348)	—	—
Swaps	(275,668)	—	—
Options***	(158,245)	—	—
Foreign currency exchange contracts:
Foreign currency transactions	—	$ 198,668	$ (1,566)
Total	$ (501,261)	$ 198,668	$ (1,566)

*** Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Notes to Financial Statements (continued)

For the year ended April 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	U.S.	High	Global
	Mortgage	Income	SmallCap
	Portfolio	Portfolio	Portfolio
Financial futures contracts:
Average number of contracts
purchased	32	—	—
Average number of contracts sold .	75	—	—
Average notional value of
contracts purchased	$ 5,585,366	—	—
Average notional value of
contracts sold	$ 10,399,267	—	—
Foreign currency exchange contracts:
Average number of contracts —
US dollars purchased	—	5	49
Average number of contracts —
US dollars sold	—	1	9
Average US dollar amounts
purchased	—	$5,063,209	$1,334,981
Average US dollar amounts sold.	—	$ 114,198	$ 428,449
Options:
Average number of contracts
purchased	140	—	—
Average number of contracts
written.	112	—	—
Average notional value of
contracts purchased	$ 9,077,500	—	—
Average notional value of
contracts written	$ 17,338,125	—	—
Credit default swaps:
Average number of contracts —
buy protection	—	1	—
Average notional value —
buy protection	—	$ 123,750	—
Interest rate swaps:
Average number of contracts —
pays fixed rate	10	—	—
Average number of contracts —
receives fixed rate	9	—	—
Average notional value —
pays fixed rate	$101,625,000	—	—
Average notional value —
receives fixed rate	$101,150,000	—	—

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America
Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the
largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Portfolios for 1940 Act purposes, but BAC and Barclays are not.

The Fund, on behalf of each Portfolio, entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the
Fund’s investment advisor, an indirect, wholly owned subsidiary of
BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio. For such services, each Portfolio pays the Manager a monthly fee at the following annual rates of each Portfolio’s average daily net assets:

Investment
Advisory Fee
U.S. Mortgage Portfolio	0.46%
High Income Portfolio	0.41%
Global SmallCap Portfolio	0.85%
Mid Cap Value Opportunities Portfolio	0.65%

The Manager has contractually agreed to waive all fees and pay or reimburse all operating expenses of each Portfolio, except extraordinary expenses, interest expense and acquired fund fees and expenses. This agreement has no fixed term. Although the Portfolios do not compensate the Manager directly for its services under the Investment Advisory
Agreement, because each Portfolio is an investment option for certain
“wrap-fee” or other separately managed account program clients, the
Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Portfolio which are included in fees waived and reimbursed by advisor in the Statements of Operations. The waivers were as follows:

Investment
Advisory Fee
Waived
U.S. Mortgage Portfolio	$ 546,219
High Income Portfolio	$ 355,602
Global SmallCap Portfolio	$1,061,576
Mid Cap Value Opportunities Portfolio	$ 777,822

In addition, for the year ended April 30, 2010, the Manager reimbursed each Portfolio’s operating expenses as follows, which are included in fees waived and reimbursed by advisor in the Statements of Operations:

Reimbursement
from
Advisor
U.S. Mortgage Portfolio	$ 284,332
High Income Portfolio	$ 267,169
Global SmallCap Portfolio	$ 392,086
Mid Cap Value Opportunities Portfolio	$ 257,029

The Manager, on behalf of U.S. Mortgage Portfolio and High Income
Portfolio, has entered into a separate sub-advisory agreement with
BlackRock Financial Management, LLC (“BFM”) and, on behalf of
Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio,
has entered into a sub-advisory agreement with BlackRock Investment
Management, LLC, (“BIM”). BFM and BIM are affiliates of the Manager.
The Manager pays the sub-advisors for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by each
Portfolio to the Manager.

For the year ended April 30, 2010, the Portfolios reimbursed the
Manager for certain accounting services, which are included in account-
ing services in the Statements of Operations. The reimbursements were as follows:

48 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Notes to Financial Statements (continued)

Accounting
Services
U.S. Mortgage Portfolio	$ 2,222
High Income Portfolio	$ 1,667
Global SmallCap Portfolio	$ 2,349
Mid Cap Value Opportunities Portfolio	$ 2,246

The Fund has entered into a Distribution Agreement and Distribution
Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Transfer agency fees borne by the
Portfolios are comprised of those fees charged for all shareholder com-
munications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

The Portfolios have received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolios, invest cash collateral received by the
Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Portfolios on such investments is shown as securities lending —
affiliated in the Statements of Operations. For the year ended April 30,
2010, BIM received securities lending agent fees as follows:

Global SmallCap Portfolio	$2,407
Mid Cap Value Opportunities Portfolio	$6,830

Certain officers and/or trustees of each portfolio are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Portfolios’
Chief Compliance Officer.

4. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.
The following permanent differences as of April 30, 2010 attributable to the accounting for swap agreements, amortization methods on fixed income securities, classification of investments, foreign currency transactions, the sale of stock of passive foreign investment companies, securities in default, tax characterization of income recognized from grantor trusts and the classification of income were reclassified to the following accounts:

	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio
Undistributed (distributions in excess of) net investment income	$ 169,767	$ 231,437	$ 368,207	$ (13,716)
Undistributed (accumulated) net realized gain (loss)	(169,767)	(231,437)	(368,207)	13,716
The tax character of distributions paid during the fiscal year ended April 30, 2010 and April 30, 2009 was as follows:
	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio
Ordinary Income
4/30/10	$ 8,284,737	$ 8,982,966	$ 3,136,752	$ 1,858,026
4/30/09	7,570,116	10,005,388	1,310,296	2,709,708
Long Term Capital Gain
4/30/10	—	—	—	—
4/30/09	—	—	3,188,174	—
Total
4/30/10	$ 8,284,737	$ 8,982,966	$ 3,136,752	$ 1,858,026
4/30/09	7,570,116	10,005,388	4,498,470	2,709,708

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Notes to Financial Statements (continued)
As of April 30, 2010 the tax components of accumulated net earnings (losses) were as follows:
	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio
Undistributed ordinary income	$ 2,537,095	$ 361,193	$ 1,863,124	$ 589,859
Capital loss carryforwards	—	(13,824,951)	(25,167,442)	(43,802,642)
Net unrealized gains*	1,613,542	2,365,740	22,466,432	28,928,149
Total	$ 4,150,637	$ (11,098,018)	$ (837,886)	$ (14,284,634)

* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the realization for tax purposes of unrealized gains/(losses) on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the difference between the book and tax treatment of securities on loan, the timing and recognition of partner-
ship income and the classification of investments.

As of April 30, 2010, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	High	Global	Mid Cap Value
	Income	SmallCap	Opportunities
	Portfolio	Portfolio	Portfolio
2016	$ 62,989	—	—
2017	6,520,032	$ 6,947,121	$ 12,666,308
2018	7,241,930	18,220,321	31,136,334
Total	$ 13,824,951	$ 25,167,442	$ 43,802,642

5. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended April 30, 2010, were as follows:

	Purchases	Sales
U.S. Mortgage Portfolio	$1,972,573,758	$1,896,673,995
High Income Portfolio	$ 90,022,818	$ 105,997,235
Global SmallCap Portfolio	$ 97,248,925	$ 114,185,211
Mid Cap Value Opportunities Portfolio	$ 92,015,811	$ 117,418,000

Purchases and sales of US government securities for U.S. Mortgage
Portfolio for the year ended April 30, 2010, were $54,882,921 and
$45,243,608, respectively.

For the year ended April 30, 2010, purchases and sales of mortgage dollar rolls for U.S. Mortgage Portfolio were $1,208,852,733 and
$1,209,985,498, respectively.

U.S. Mortgage Portfolio

Transactions in call options written for the year ended April 30, 2010, were as follows:

		Premiums
Call Options Written	Contracts†	Received
Outstanding options written,
beginning of year	—	—
Options written	18	$669,815
Options closed	(13)	(602,315)
Outstanding options written, end of year .	5	$ 67,500
† One contract represents a notional amount of $1 million.

Transactions in put options written for the year ended April 30, 2010, were as follows:
		Premiums
Put Options Written	Contracts†	Received
Outstanding options written,
beginning of year	—	—
Options written	185	$846,836
Options closed	(113)	(724,290)
Outstanding options written, end of year .	72	$122,546
† One contract represents a notional amount of $1 million or $2,500.

6. Borrowings:

The Fund, on behalf of each Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until
November 2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agree-
ment had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolios based on its net assets as of October 31, 2008; a commitment fee of 0.08%
per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the
Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month
LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the
CDX Index (as defined in the credit agreement) on amounts borrowed.
Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount, which was allocated to the Portfolios based on net assets

50 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Notes to Financial Statements (continued)

as of October 31, 2009, a commitment fee of 0.10% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-
month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus
1.25% per annum on amounts borrowed. The Portfolios did not borrow under the credit agreement during the year ended April 30, 2010.

For the year ended April 30, 2010 the U.S. Mortgage Portfolio’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury rolls was approxi-
mately $2,680,000 and the daily weighted average interest rate was 0.41%.

For the year ended April 30, 2010, the High Income Portfolio’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements was approximately $624,000 and the daily weighted average interest rate was 0.72%.

7. Commitments:

High Income Portfolio may invest in floating rate loans. In connection with these investments, the Portfolio may also enter into unfunded cor-
porate loans (“commitments”). Commitments may obligate the Portfolio to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commit-
ment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of April 30, 2010, the Portfolio had the following unfunded loan commitments:

		Value of
	Unfunded	Underlying
Borrower	Commitment	Loan
Delphi International Holdings Unsecured	$166,959	$156,624

8. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the
Portfolios have unsettled or open transactions may default. The Portfolios manage counterparty risk by entering into transactions only with counter-
parties that they believe have the financial resources to honor their obli-
gations and by monitoring the financial stability of those counterparties.
Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and coun-
terparty risks with respect to these financial assets is generally approxi-
mated by their value recorded in the Portfolios’ Statements of Assets and
Liabilities, less any collateral held by the Portfolios.

Mid Cap Value Opportunities Portfolio invests a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

As of April 30, 2010, Global SmallCap Portfolio had the following indus-
try classifications:

Percent of
Long-Term
Industry	Investments
Semiconductors & Semiconductor Equipment	6%
Machinery	6
Metals & Mining	6
Software	6
Other*	76

* All other industries held were each less than 5% of long-term investments.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Notes to Financial Statements (concluded)
9. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
	Year Ended		Year Ended
	April 30, 2010		April 30, 2009
	Shares	Amount	Shares	Amount
U.S. Mortgage Portfolio
Shares sold	3,175,189	$ 32,238,467	3,903,842	$ 37,295,406
Shares redeemed	(2,093,233)	(21,153,050)	(6,921,378)	(65,539,938)
Net increase (decrease)	1,081,956	$ 11,085,417	(3,017,536)	$ (28,244,532)
High Income Portfolio
Shares sold	2,009,771	$ 17,253,819	3,079,637	$ 24,426,467
Shares redeemed	(3,831,496)	(33,249,362)	(4,424,874)	(32,160,349)
Net decrease	(1,821,725)	$ (15,995,543)	(1,345,237)	$ (7,733,882)
Global SmallCap Portfolio
Shares sold	1,946,760	$ 19,491,612	6,112,375	$ 56,565,390
Shares redeemed	(4,081,435)	(41,838,433)	(6,200,239)	(53,918,689)
Net increase (decrease)	(2,134,675)	$ (22,346,821)	(87,864)	$ 2,646,701
Mid Cap Value Opportunities Portfolio
Shares sold	2,273,232	$ 18,741,663	7,225,032	$ 53,702,870
Shares redeemed	(5,492,855)	(47,338,090)	(7,764,086)	(55,653,163)
Net decrease	(3,219,623)	$ (28,596,427)	(539,054)	$ (1,950,293)
10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

52 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Managed Account Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Account Series (the
“Fund”), comprising U.S. Mortgage Portfolio, High Income Portfolio,
Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio
as of April 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial high-
lights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-

cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our proce-
dures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodians, brokers and agent banks where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reason-
able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Managed Account Series as of April 30,
2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in con-
formity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP
Princeton, New Jersey
June 29, 2010

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Managed Account Series during the fiscal year ended
April 30, 2010:

		U.S.	High	Global	Mid Cap Value
	Payable Date/	Mortgage	Income	Small Cap	Opportunities
	Months Paid	Portfolio	Portfolio	Portfolio	Portfolio
Qualified Dividend Income for Individuals
	7/24/2009	—	—	100.00%	100.00%
	12/11/2009	—	—	69.13%	75.49%
Dividends Qualifying for the Dividend Received
Deduction for Corporations
	7/24/2009	—	—	29.46%	100.00%
	12/11/2009	—	—	23.34%	73.80%
Interest-Related Dividends and Short-Term
Capital Gain Dividends for Non-U.S. Residents*
5/01/2009 –
	12/31/2009	97.74%	85.43%	—	—
1/01/2010 –
	4/30/2010	99.32%	67.03%	—	—
Federal Obligation Interest**
1/01/2010 –
	4/30/2010	3.49%	—	—	—

* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
** The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Officers and Trustees
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Trustee[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Trustees[1]
Robert M. Hernandez	Chairman of the	Since	Director, Vice Chairman and Chief Financial Officer of USX	34 RICs consisting of	ACE Limited
55 East 52nd Street	Board, Trustee	2007	Corporation (energy and steel business) from 1991 to 2001.	97 Portfolios	(insurance company);
New York, NY 10055	and Member of				Eastman Chemical
1944	the Audit				Company (chemical);
	Committee				RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	34 RICs consisting of	Watson
55 East 52nd Street	of the Board,	2007	company) since 1997; Director, Michael J. Fox Foundation for	97 Portfolios	Pharmaceutical, Inc.
New York, NY 10055	Chairman of the		Parkinson’s Research since 2000; Director, BTG International
1941	Audit Committee		Plc (a global technology commercialization company) from
	and Trustee		2001 to 2007.
James H. Bodurtha	Trustee	Since	Director, The China Business Group, Inc. (consulting firm) since	34 RICs consisting of	None
55 East 52nd Street		2005	1996 and Executive Vice President thereof from 1996 to 2003;	97 Portfolios
New York, NY 10055			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Trustee	Since	Trustee and Member of the Governance Committee, State Street	34 RICs consisting of	None
55 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member	97 Portfolios
New York, NY 10055			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Trustee	Since	Managing General Partner, The Burton Partnership, LP (an	34 RICs consisting of	Knology, Inc. (tele-
55 East 52nd Street		2007	investment partnership) since 1979; Managing General Partner,	97 Portfolios	communications);
New York, NY 10055			The South Atlantic Venture Funds since 1983; Member of the		Capital Southwest
1944			Investment Advisory Council of the Florida State Board of		(financial)
Administration from 2001 to 2007.
Honorable	Trustee	Since	Partner and Head of International Practice, Covington and	34 RICs consisting of	Alcatel-Lucent (tele-
Stuart E. Eizenstat		2007	Burling (law firm) since 2001; International Advisory Board	97 Portfolios	communications);
55 East 52nd Street			Member, The Coca Cola Company since 2002; Advisory Board		Global Specialty
New York, NY 10055			Member, BT Americas (telecommunications) since 2004;		Metallurgical (metal-
1943			Member of the Board of Directors, Chicago Climate Exchange		lurgical industry);
			(environmental) since 2006; Member of the International		UPS Corporation
			Advisory Board GML (energy) since 2003.		(delivery service)
Kenneth A. Froot	Trustee	Since	Professor, Harvard University since 1992.	34 RICs consisting of	None
55 East 52nd Street		2005		97 Portfolios
New York, NY 10055
1957
John F. O’Brien	Trustee	Since	Chairman and Director, Woods Hole Oceanographic Institute	34 RICs consisting of	Cabot Corporation
55 East 52nd Street		2007	since 2009 and Trustee thereof from 2003 to 2009;Director,	97 Portfolios	(chemicals); LKQ
New York, NY 10055			Allmerica Financial Corporation from 1995 to 2003;Director,		Corporation (auto
1943			ABIOMED from 1989 to 2006; Director, Ameresco, Inc.		parts manufacturing);
			(energy solutions company) from 2006 to 2007; Vice Chairman		TJX Companies, Inc.
			and Director, Boston Lyric Opera from 2002 to 2007.		(retailer)
Roberta Cooper Ramo	Trustee	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law	34 RICs consisting of	None
40 East 52nd Street		2005	firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail)	97 Portfolios
New York, NY 10022			since 2000; Director of ECMC Group (service provider to
1942			students, schools and lenders) since 2001; President, The
American Law Institute, (non-profit) since 2008; President,
American Bar Association from 1995 to 1996.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Officers and Trustees (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Trustee[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Trustees[1] (concluded)
David H. Walsh	Trustee	Since	Director, National Museum of Wildlife Art since 2007; Director,	34 RICs consisting of	None
55 East 52nd Street		2007	Ruckleshaus Institute and Haub School of Natural Resources	97 Portfolios
New York, NY 10055			at the University of Wyoming from 2006 to 2008; Trustee,
1941			University of Wyoming Foundation since 2008; Director, The
American Museum of Fly Fishing since 1997; Director, The
National Audubon Society from 1998 to 2005.
Richard R. West	Trustee	Since	Dean Emeritus, New York University’s Leonard N. Stern School	34 RICs consisting of	Bowne & Co., Inc.
55 East 52nd Street	and Member	2007	of Business Administration since 1995.	97 Portfolios	(financial printers);
New York, NY 10055	of the Audit				Vornado Realty Trust
1938	Committee				(real estate
company);
Alexander’s Inc.
(real estate
company)
[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a trustee for the Fund covered by this annual report. Following the combination of Merrill
Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock
Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as join-
ing the Series’ board in 2007, each trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James
H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996;
John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.
Interested Trustees[3]
Richard S. Davis	Trustee	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	169 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from	298 Portfolios
New York, NY 10055			2000 to 2005; Chairman of the Board of Trustees, State Street
1945			Research Mutual Funds from 2000 to 2005.
Laurence D. Fink	Trustee	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	34 RICs consisting of	None
55 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	97 Portfolios
New York, NY 10055			since 1988 and Chairman of the Executive and Management
1952			Committees; Formerly Managing Director, The First Boston Corp-
oration, Member of its Management Committee, Co-head of its
Taxable Fixed Income Division and Head of its Mortgage and Real
Estate Products Group; Chairman of the Board of several of
BlackRock’s alternative investment vehicles; Director of several of
BlackRock’s offshore funds; Member of the Board of Trustees of
New York University, Chair of the Financial Affairs Committee and
a member of the Executive Committee, the Ad Hoc Committee on
Board Governance, and the Committee on Trustees; Co-Chairman
of the NYU Hospitals Center Board of Trustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Trustee	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	169 RICs consisting of	None
55 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief	298 Portfolios
New York, NY 10055			Administrative Officer, BlackRock Advisors, LLC from 1998 to
1947			2007; President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of
certain closed-end funds in the BlackRock fund complex from
1989 to 2006.

3 Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Series based on their positions with
BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Fund based on his former positions with BlackRock, Inc. and its affiliated as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Officers and Trustees (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Series	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
Anne Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	and Chief	2009[2]	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer
New York, NY 10055	Executive		of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000
1962	Officer		to 2006.
Jeffrey Holland, CFA	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating
55 East 52nd Street	President	2009	Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for
New York, NY 10055			BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from
1971			2003 to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock's U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003
55 East 52nd Street	President	2009	including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial
New York, NY 10055			Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001
1958			to 2003.
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General
55 East 52nd Street		2007	Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965
[1] Officers of the Fund serve at the pleasure of the Board.
2 Ms. Ackerley has been President and Chief Executive Officer since 2009 and Vice President from 2007 to 2009.
Further information about the Series’ Officers and Trustees is available in the Series’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Investment Advisor		Custodian	Accounting Agent	Legal Counsel	Address of the Series
BlackRock Advisors, LLC		State Street Bank and	State Street Bank and	Willkie Farr & Gallagher LLP	100 Bellevue Parkway
Wilmington, DE 19809		Trust Company[1]	Trust Company	New York, NY 10019	Wilmington, DE 19809
		Boston, MA 02111	Princeton, NJ 08540
Independent Registered
Sub-Advisor
		Brown Brothers	Distributor	Public Accounting Firm
BlackRock Financial
		Harriman & Co.[2]	BlackRock Investments, LLC	Deloitte & Touche LLP
Management, Inc.[1]
		Boston, MA 02101	New York, NY 10022	Princeton, NJ 08540
New York, NY 10022
Transfer Agent
BlackRock Investment
PNC Global Investment
Management, LLC[2]
Servicing (U.S.) Inc.
Plainsboro, NJ 08536
Wilmington, DE 19809

1 For U.S. Mortgage Portfolio and High Income Portfolio.
2 For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

56 MANAGED ACCOUNT SERIES

APRIL 30, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Fund’s Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762; (2) at
www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended
June 30 is available upon request and without charge (1) at www.black-
rock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at

www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

58 MANAGED ACCOUNT SERIES

APRIL 30, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund		BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio		BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†		BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Multi-Sector Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government		BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	Bond Portfolio		BlackRock Strategic Income
BlackRock High Income Fund	BlackRock International Bond Portfolio		Opportunities Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Fund
BlackRock Income Portfolio†	BlackRock Low Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock World Income Fund
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2010	2035	Retirement
Moderate Prepared Portfolio	2015	2040	2020
Growth Prepared Portfolio	2020	2045	2030
Aggressive Growth Prepared Portfolio	2025	2050	2040
	2030		2050

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at

www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

MANAGED ACCOUNT SERIES

APRIL 30, 2010

This report is not authorized for use as an offer of sale or a solici-
tation of an offer to buy shares of the Portfolios unless accom-
panied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be consid-
ered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a
description of risks associated with global investments.

Shares of the Portfolios may be purchased and held only by
or on behalf of separately managed account clients who have
retained BlackRock Advisors, LLC or an affiliate (“BlackRock”)
to manage their accounts pursuant to an investment manage-
ment agreement with BlackRock and/or a managed account
program sponsor.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
Global SmallCap	$26,700	$26,700	$0	$0	$10,815	$13,651	$29	$1,028
Portfolio
High Income Portfolio	$29,300	$29,300	$0	$0	$6,100	$6,100	$22	$1,028
Mid Cap Value	$26,500	$26,500	$0	$0	$6,100	$6,100	$27	$1,028
Opportunities Portfolio
U.S. Mortgage	$29,300	$29,300	$0	$0	$6,100	$6,100	$35	$1,028
Portfolio

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable
(g) Affiliates’ Aggregate Non-Audit Fees:
	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
Global SmallCap Portfolio	$21,621	$422,179
High Income Portfolio	$16,899	$414,628
Mid Cap Value Opportunities	$16,904	$414,628
Portfolio
U.S. Mortgage Portfolio	$16,912	$414,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
Managed Account Series

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: June 28, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: June 28, 2010